Exhibit 10.3

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is made as of September 2, 2022 (the “Effective Date”), by and between STORE CAPITAL ACQUISITIONS, LLC, a Delaware limited liability company (“Lessor”), whose address is 8377 E. Hartford Drive, Suite 100, Scottsdale, Arizona 85255, and ALTITUDE HOSPITALITY LLC, a Florida limited liability company (“Lessee”), whose address is 4500 SE Pine Valley Street, Port St. Lucie, Florida 34952. Capitalized terms not defined herein shall have the meanings set forth in Exhibit A hereto.

In consideration of the mutual covenants and agreements herein contained, Lessor and Lessee hereby covenant and agree as follows:

ARTICLE I

Basic Lease Terms

Section 1.01. Property. The street address and legal description of the Property is set forth on Exhibit B attached hereto and incorporated herein.

Section 1.02. Initial Term Expiration Date. September 30, 2042.

Section 1.03. Extension Options. Four (4) extensions of five (5) years each, as described in Section 3.02.

Section 1.04. Term Expiration Date (if fully extended). September 30, 2062.

Section 1.05. Base Annual Rental. Initially $4,400,000.00, subject to adjustments as described in Article IV, and subject to additional adjustments as set forth in Section 3.01(b)(vi) of the Disbursement Agreement.

Section 1.06. Rental Adjustment. The lesser of (i) 2%, or (ii) 1.25 times the change in the Price Index, as described in Section 4.02.

Section 1.07. Adjustment Date. October 1, 2023 and annually on every October 1st thereafter during the Lease Term (including any Extension Term).

Section 1.08. Security Deposit. $6,600,000, subject to the terms of Section 4.08.

Section 1.09. Capital Replacement Reserve. 4% of Gross Revenue each month in accordance with the terms of Section 4.09.

Section 1.10. Guarantor. Individually and collectively, Greg Breunich, an individual and ALTITUDE INTERNATIONAL HOLDINGS, INC., a New York corporation.

Section 1.11. Lessee Tax Identification No. 88-3544271.

Section 1.12. Lessor Tax Identification No. 45-2674893.

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ARTICLE II

Lease of PropertY

Section 2.01. Lease. In consideration of Lessee’s payment of the Rental and other Monetary Obligations and Lessee’s performance of all other obligations hereunder, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, the Property, including all of Lessor’s right, title and interest therein “AS IS” and “WHERE IS” without representation or warranty by Lessor, and subject to the existing state of title, the parties in possession, any statement of facts which an accurate survey or physical inspection might reveal, and all Legal Requirements now or hereafter in effect.

Section 2.02. Quiet Enjoyment. So long as Lessee shall pay the Rental and other Monetary Obligations provided in this Lease and shall keep and perform all of the terms, covenants and conditions on its part contained herein and subject to the rights of Lessor under Section 12.02, Lessee shall have, subject to the terms and conditions set forth herein, the right to the peaceful and quiet enjoyment and occupancy of the Property.

ARTICLE III

Lease Term; Extension

Section 3.01. Initial Term. The initial term of this Lease (“Initial Term”) shall commence as of the Effective Date and shall expire at midnight on August 31, 2042, unless terminated sooner as provided in this Lease and as may be extended as provided herein. The time period during which this Lease shall actually be in effect, including any Extension Term, is referred to as the “Lease Term.”

Section 3.02. Extensions. Unless this Lease has expired or has been sooner terminated, or an Event of Default has occurred and is continuing at the time any extension option is exercised, Lessee shall have the right and option (each, an “Extension Option”) to extend the Initial Term for the Property for four (4) additional successive periods of five (5) years each (each, an “Extension Term”), pursuant to the terms and conditions of this Lease then in effect.

Section 3.03. Notice of Exercise. Lessee may only exercise the Extension Options by giving written notice thereof to Lessor of its election to do so no later than thirty (30) days prior to the expiration of the then-current Lease Term. If written notice of the exercise of any Extension Option is not received by Lessor by the applicable dates described above, then this Lease shall terminate on the last day of the Initial Term or, if applicable, the last day of the Extension Term then in effect. Upon the request of Lessor or Lessee, the parties hereto will, at the expense of Lessee, execute and exchange an instrument in recordable form setting forth the extension of the Lease Term in accordance with this Section 3.03.

Section 3.04. Removal of Personalty. Upon the expiration of the Lease Term, and if Lessee is not then in breach hereof, Lessee may remove from the Property all personal property belonging to Lessee. Lessee shall repair any damage caused by such removal and shall leave the Property clean and in working condition, subject to normal wear and tear, casualty and condemnation. Any property of Lessee left on the Property on the thirtieth (30th) day following the expiration of the Lease Term shall, at Lessor’s option, automatically and immediately become the property of Lessor.

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ARTICLE IV

Rental and Other Monetary Obligations

Section 4.01. Base Monthly Rental. During the Lease Term, on or before the first day of each calendar month, Lessee shall pay in advance the Base Monthly Rental then in effect. If the Effective Date is a date other than the first day of the month, Lessee shall pay to Lessor on the Effective Date the Base Monthly Rental prorated by multiplying the Base Monthly Rental by a fraction, the numerator of which is the number of days remaining in the month (including the Effective Date) for which Rental is being paid, and the denominator of which is the total number of days in such month.

Section 4.02. Adjustments. During the Lease Term (including any Extension Term), on the first Adjustment Date and on each Adjustment Date thereafter, the Base Annual Rental shall increase by an amount equal to the Rental Adjustment; provided, however, that in no event shall Base Annual Rental be reduced as a result of the application of the Rental Adjustment.

Section 4.03. Additional Rental. Lessee shall pay and discharge, as additional rental (“Additional Rental”), all sums of money required to be paid by Lessee under this Lease which are not specifically referred to as Rental. Lessee shall pay and discharge any Additional Rental when the same shall become due, provided that amounts which are billed to Lessor or any third party, but not to Lessee, shall be paid within fifteen (15) days after Lessor’s demand for payment thereof or, if earlier, when the same are due. In no event shall Lessee be required to pay to Lessor any item of Additional Rental that Lessee is obligated to pay and has paid to any third party pursuant to any provision of this Lease.

Section 4.04. Rental to be Net to Lessor. The Base Annual Rental payable hereunder shall be net to Lessor, so that this Lease shall yield to Lessor the Rental specified during the Lease Term, and all Costs and obligations of every kind and nature whatsoever relating to the Property shall be performed and paid by Lessee. Lessee shall perform all of its obligations under this Lease at its sole cost and expense. All Rental and other Monetary Obligations which Lessee is required to pay hereunder shall be the unconditional obligation of Lessee and shall be payable in full when due and payable, without notice or demand, and without any setoff, abatement, deferment, deduction or counterclaim whatsoever.

Section 4.05. ACH Authorization. Upon execution of this Lease, Lessee shall deliver to Lessor a complete Authorization Agreement – Pre-Arranged Payments in the form of Exhibit C attached hereto and incorporated herein by this reference, together with a voided check for account verification, establishing arrangements whereby payments of the Base Monthly Rental are transferred by Automated Clearing House Debit initiated by Lessor from an account established by Lessee at a United States bank or other financial institution to such account as Lessor may designate. Lessee shall continue to pay all Rental by Automated Clearing House Debit unless otherwise directed by Lessor.

Section 4.06. Late Charges; Default Interest. Any delinquent Base Monthly Rental payment made beyond thirty (30) days of when due shall, in addition to any other remedy of Lessor, incur a late charge of five percent (5%) (which late charge is intended to compensate Lessor for the cost of handling and processing such delinquent payment and should not be considered interest). Any delinquent Base Monthly Rental payment made beyond five (5) days of when due and any payment of other Monetary Obligation made beyond fifteen (15) days after Lessee’s receipt of notice from Lessor of such delinquent Monetary Obligation shall bear interest at the Default Rate, such interest to be computed from and including the date such payment was due through and including the date of the payment; provided, however, in no event shall Lessee be obligated to pay a sum of late charge and interest higher than the maximum legal rate then in effect.

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Section 4.07. Holdover. If Lessee remains in possession of the Property after the expiration of the term hereof, Lessee, at Lessor’s option and within Lessor’s sole discretion, may be deemed a tenant on a month-to-month basis and shall continue to pay Rental and other Monetary Obligations in the amounts herein provided, except that the Base Monthly Rental shall be automatically increased to one hundred fifty percent (150%) of the last Base Monthly Rental payable under this Lease, and Lessee shall comply with all the terms of this Lease; provided that nothing herein nor the acceptance of Rental by Lessor shall be deemed a consent to such holding over. Lessee shall defend, indemnify, protect and hold the Indemnified Parties harmless from and against any and all Losses resulting from Lessee’s failure to surrender possession upon the expiration of the Lease Term.

Section 4.08. Deposit.

(a) Security Deposit. Lessee has paid Lessor upon the delivery of this Lease the sum of $6,600,000 (the “Security Deposit”) as security for the full and faithful performance by Lessee of each and every term, provision, covenant and condition of this Lease. If at any time an Event of Default has occurred and continuing, Lessor may, but shall not be required to, use, apply or retain the whole or any part of the Security Deposit for the payment of any Monetary Obligation (including Rental) in default or for any other sum which Lessor may reasonably expend or be required to expend by reason of such Event of Default, including any damages or deficiency in the reletting of the Property, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Lessor. Lessor shall provide Lessee with written notice of any sum which Lessor expends pursuant to this Section 4.08. Each time Lessor so uses any amount of the Security Deposit, (a) the related delinquent payment shall continue to bear interest at the Default Rate (as described in Section 4.06) until the Security Deposit is replenished as described in this Section 4.08, (b) Lessee shall replenish the Security Deposit, in the manner set forth herein. If Lessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Lessee after the time fixed as the expiration of the Lease Term and after the surrender of possession of the Property to Lessor. Whenever and as often as the amount of the Security Deposit held by Lessor shall be diminished by Lessor’s application thereof, Lessee shall, within ten (10) days after Lessor’s request therefor, deposit additional money with Lessor sufficient to restore the Security Deposit as set forth in this Section 4.08. Lessee shall not be entitled to any interest on the Security Deposit except as provided otherwise pursuant to applicable law. In the absence of evidence satisfactory to Lessor of an assignment of the right to receive the Security Deposit, or the remaining balance thereof, Lessor may return the security to the original Lessee, regardless of one or more assignments of this Lease. In case of a sale or transfer of the fee of the Property, or any cessation of Lessor’s interest therein, whether in whole or in part, Lessor shall pay over any unapplied part of the Security Deposit to the succeeding owner of the Property and from and after such payment Lessor shall be relieved of all liability with respect thereto. The provisions of the preceding sentence shall apply to every subsequent sale or transfer of the fee of the Property, and any successor of Lessor may, upon a sale, transfer or other cessation of the interest of such successor in the Property, whether in whole or in part, pay over any unapplied part of the Security Deposit to the successor owner of the Property and shall thereupon be relieved of all liability with respect thereto. Notwithstanding anything to the contrary, provided no Event of Default exists after all notice and cure periods, the Security Deposit, or any balance thereof, shall be returned to Lessee within thirty (30) days after the termination of this Lease or the expiration of the Lease Term and after the surrender of possession of the Property to Lessor (it being agreed that the Security Deposit shall be promptly used by Lessor to cure any Event of Default existing at such time to the extent that it can be cured with the payment of money and that the remaining balance, if any, being promptly paid to Lessee).

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(b) Rental Reserve. Notwithstanding the terms of Section 4.08(a) above, to the extent that (i) the balance of the Security Deposit exceeds the sum of $4,800,000, and (ii) Lessee has a negative monthly EBITDA for the preceding calendar month, Lessee may, upon written notice to Lessor at least three (3) Business Days prior to the applicable payment date of Base Monthly Rental, apply a portion of the Security Deposit to the payment of Base Monthly Rental (and sales tax due on such Base Monthly Rental); provided, however, following any such application of the Security Deposit to the payment of Base Monthly Rental, Lessee shall replenish the Security Deposit by monthly payments in an amount equal to Lessee’s positive EBITDA minus Capital Replacement Reserve Funds for a calendar month (if any), with such payments being due within three (3) Business Days following of the end of the applicable calendar month. In the event that Lessee elects to apply the Security Deposit under this subsection, Lessee shall, within three (3) Business Days of the end of each month, provide Lessor with monthly statement of operations (which shall set forth the profits and losses for the Property) in order to determine if Lessee is required to make any payment to replenish the Security Deposit. In no event shall Lessor be required to apply the Security Deposit to the payment of Base Monthly Rental pursuant to this subsection if the balance of the Security Deposit falls below $4,800,000. For purposes hereof, the term “EBITDA” shall mean for the one (1) calendar month ending on the date of determination, the sum of Lessee’s net income (loss) for such period plus, in each case to the extent previously deducted in calculating net income (loss): (i) income taxes, (ii) interest payments on all of its debt obligations (including any borrowings under short term credit facilities), (iii) all non-cash charges including depreciation and amortization and (iv) non capitalized capital expenditures.

(c) Partial Release of Security Deposit. Notwithstanding the foregoing, the requirement to provide and maintain the Security Deposit under this Section 4.08 shall be modified as follows: if at any time following the PIP Completion, for two (2) consecutive prior twelve month reporting periods of operation (which reporting periods may include periods prior to PIP Completion), Lessee has maintained a CFCCR (defined below) of at least 1.3x, any amount above $4,800,000 of the Security Deposit shall be released to Lessee; provided, however, that such release of the Security Deposit shall be conditioned upon no Event of Default having occurred and be continuing, nor any default having occurred, which, with the delivery of notice and/or the passage of time, could result in an Event of Default.

For purposes hereof,

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“CFCCR” means with respect to the twelve month period of time immediately preceding the date of determination, the ratio calculated for such period of time, each as determined in accordance with GAAP, of (i) the sum of Consolidated Net Income (excluding non-cash income), Depreciation and Amortization, Interest Expense, income taxes, Operating Lease Expense and non-cash expenses to (ii) the sum of Operating Lease Expense (excluding non-cash rent adjustments), scheduled principal payments of long term Debt, scheduled maturities of all Finance Leases, dividends and Interest Expense (excluding non-cash interest expense and amortization of non-cash financing expenses). For purposes of calculating the CFCCR, the following terms shall be defined as set forth below:

“Consolidated Net Income” shall mean with respect to the period of determination, the net income or net loss of a Person. In determining the amount of Consolidated Net Income, (i) adjustments shall be made for nonrecurring gains and losses or non-cash items allocable to the period of determination, (ii) deductions shall be made for, among other things, Depreciation and Amortization, Interest Expense, Operating Lease Expense, and (iii) no deductions shall be made for income taxes or charges equivalent to income taxes allocable to the period of determination, as determined in accordance with GAAP.

“Debt” shall mean with respect to a Person, and for the period of determination (i) indebtedness for borrowed money, (ii) subject to the limitation set forth in sub item (v) below, obligations evidenced by bonds, indentures, notes or similar instruments, (iii) obligations under leases which should be, in accordance with GAAP, recorded as Finance Leases, (iv) indebtedness or obligations of a third party utilized to acquire or is secured by any equity in such Person or any assets owned by such Person, and (v) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above, except for guaranty obligations of such Person, which, in conformity with GAAP, are not included on the balance sheet of such Person.

“Depreciation and Amortization” shall mean the depreciation and amortization accruing during any period of determination with respect to a Person, as determined in accordance with GAAP.

“Finance Lease” shall mean all leases of any property, whether real, personal or mixed, by a Person, which leases would, in conformity with GAAP, be required to be accounted for as a finance lease on the balance sheet of such Person. The term “Finance Lease” shall not include any operating lease.

“Interest Expense” shall mean for any period of determination, the sum of all interest accrued or which should be accrued in respect of all Debt of a Person, as determined in accordance with GAAP.

“Operating Lease Expense” shall mean the sum of all payments and expenses incurred by a Person, under any operating leases during the period of determination, as determined in accordance with GAAP.

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Section 4.09. Capital Replacement Reserves.

(a) Deposits of Capital Replacement Reserve Funds. Lessee will establish with Lessor (or an Affiliate thereof) a deposit account (the “Capital Replacement Reserve Account”) into which Lessee will deposit the Capital Replacement Reserve Funds. During the Lease Term, on or before the tenth (10th) Business Day of each calendar month (the “Payment Day”), Lessee shall deposit into the Capital Replacement Reserve Account, an amount equal to two percent (2%) for the first two (2) years of the Lease Term, three percent (3%) for the third (3rd) year of the Lease Term and then four percent (4%) for the fourth (4th) year of the Lease Term and every year thereafter, of the Gross Revenue of the Property for the month that ended prior to such Payment Day. Amounts deposited from time to time into the Capital Replacement Reserve Account pursuant to this Section are referred to herein as the “Capital Replacement Reserve Funds”. In connection herewith, Lessee shall deliver to Lessor a statement of Gross Revenue for the Property Lease contemporaneously with the applicable Capital Replacement Reserve Funds.

(b) Disbursement of Capital Replacement Reserve Funds. Provided no Event of Default is continuing, Lessee shall have the right to withdraw funds from the Capital Replacement Reserve Account subject to the following conditions: (i) Capital Replacement Reserve Funds can only be used to pay for the cost of furniture, fixtures, and equipment for the Property or real property improvements to the Property in accordance with Section 7.02 hereof, all subject to Lessor’s reasonable approval (“Approved Expenditures”); (ii) not less than five (5) Business Days prior to requesting a disbursement of funds from the Capital Replacement Reserve Account, Lessee shall provide Lessor with a written notice of such withdrawal and describe in detail satisfactory to Lessor the Approved Expenditures to be paid with such funds, including copies of invoices for all items or materials being purchased and contractor agreements to complete the relevant work; (iii) Capital Replacement Reserve Funds cannot be withdrawn more often than once per month; (iv) Capital Replacement Reserve Funds shall be disbursed within five (5) Business Days of Lessee’s request and shall be in amounts not less than $10,000.00. Lessee shall provide to Lessor within five (5) Business Days of request, evidence reasonably satisfactory to Lessor (which may include invoices, receipts, cancelled checks, Franchisor property improvement plans, and/or lien waivers) that the Capital Replacement Reserve Funds withdrawn by Lessee were used to pay the Approved Expenditures or reimburse Lessee’s direct payment of any Approved Expenditures described in Lessee’s notice to Lessor. Furthermore, in the event that the Approved Expenditures involve real property improvements or Lessor reasonably determines that the nature of the Approved Expenditures require additional conditions for disbursement, Lessee and Lessor (of an Affiliate thereof) shall enter into a Capital Reserve Disbursement Agreement for the disbursement of such funds. Lessor may, in its sole discretion, determine to disburse Capital Replacement Reserve Funds jointly to Lessee and any general contractor, subcontractors or suppliers or directly to any general contractor, subcontractors or suppliers, rather than directly to Lessee, and the execution of this Agreement by Lessee shall, and hereby does, constitute an irrevocable direction and authorization to Lessor to so disburse the funds. Lessor shall not be obligated to make disbursements or cause disbursements to be made from the Capital Replacement Reserve Fund to reimburse Lessee for the costs of routine maintenance to the Property. Return of Capital Replacement Reserve Funds. Subject to the terms below in connection with an Event of Default, the Capital Replacement Reserve Funds, or any balance thereof, shall be returned to Lessee within thirty (30) days after the termination of this Lease or the expiration of the Lease Term and after the surrender of possession of the Property to Lessor. If an Event of Default exists and is continuing, Lessor may (only to the extent that the Security Deposit has been used in its entirety), but shall not be required to, use, apply or retain the whole or any part of the Capital Replacement Reserve Funds for the payment of any Monetary Obligation (including Rental) in default or for any other sum which Lessor may expend or be required to expend by reason of such Event of Default, including any damages or deficiency in the reletting of the Property, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Lessor. Lessee shall not be entitled to any interest on the Capital Replacement Reserve Funds except as provided otherwise pursuant to applicable Law. In the absence of evidence satisfactory to Lessor of an assignment of the right to receive the Capital Replacement Reserve Funds, or the remaining balance thereof, Lessor may return the security to the original Lessee, regardless of one or more assignments of this Lease. In case of a sale or transfer of the fee of the Property, or any cessation of Lessor’s interest therein, whether in whole or in part, Lessor shall pay over any unapplied part of the Capital Replacement Reserve Funds to the succeeding owner of the Property and from and after such payment Lessor shall be relieved of all liability with respect thereto. The provisions of the preceding sentence shall apply to every subsequent sale or transfer of the fee of the Property, and any successor of Lessor may, upon a sale, transfer or other cessation of the interest of such successor in the Property, whether in whole or in part, pay over any unapplied part of the Capital Replacement Reserve Funds to the successor owner of the Property and shall thereupon be relieved of all liability with respect thereto. Notwithstanding anything to the contrary, provided no Event of Default exists after all notice and cure periods, the Capital Replacement Reserve and any other reserves or deposits held by Lessor, or any balance thereof, shall be returned to Lessee within thirty (30) days after the termination of this Lease or the expiration of the Lease Term and after the surrender of possession of the Property to Lessor (it being agreed that, subject to the terms of this Section 4.09(c), the Capital Replacement Reserve shall be promptly used by Lessor to cure any Event of Default existing at such time to the extent that it can be cured with the payment of money and that the remaining balance, if any, being promptly paid to Lessee).

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Section 4.10. Guaranty. On or before the execution of this Lease, Lessee shall cause Guarantor to execute and deliver to Lessor the Guaranty.

ARTICLE V

Representations and Warranties of Lessee

The representations and warranties of Lessee contained in this Article V are being made to induce Lessor to enter into this Lease, and Lessor has relied upon such representations and warranties. Lessee represents and warrants to Lessor, to Lessee’s Knowledge as of the Effective Date and, subject to Section 14.02, upon assignment of this Lease by Lessee, as follows:

Section 5.01. Organization, Authority and Status of Lessee. Lessee has been duly organized or formed, is validly existing and in good standing under the laws of its state of formation and is qualified as a foreign corporation to do business in any jurisdiction where such qualification is required. All necessary corporate and appropriate action has been taken to authorize the execution, delivery and performance by Lessee of this Lease and of the other documents, instruments and agreements provided for herein. Lessee is not, and if Lessee is a “disregarded entity,” the owner of such disregarded entity is not, a “nonresident alien,” “foreign corporation,” “foreign partnership,” “foreign trust,” “foreign estate,” or any other “person” that is not a “United States Person” as those terms are defined in the Code and the regulations promulgated thereunder. The Person who has executed this Lease on behalf of Lessee is duly authorized to do so.

Section 5.02. Enforceability. This Lease constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms.

Section 5.03. Litigation. There are no suits, actions, proceedings or investigations pending, or to the best of its knowledge, threatened against or involving any Lessee Entity or the Property before any arbitrator or Governmental Authority which might reasonably result in any Material Adverse Effect.

Section 5.04. Absence of Breaches or Defaults. To Lessee’s Knowledge, Lessee is not in default under any document, instrument or agreement to which Lessee is a party or by which Lessee, the Property or any of Lessee’s property is subject or bound, which has had, or could reasonably be expected to result in, a Material Adverse Effect. The authorization, execution, delivery and performance of this Lease and the documents, instruments and agreements provided for herein will not result in any breach of or default under any document, instrument or agreement to which Lessee is a party or by which Lessee, the Property or any of Lessee’s property is subject or bound, which could reasonably be expected to result in a Material Adverse Effect.

Section 5.05. Compliance with OFAC Laws. None of the Lessee Entities, and no individual or entity owning directly or indirectly any interest in any of the Lessee Entities, is an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws or is otherwise in violation of any of the OFAC Laws; provided, however, that the representation contained in this sentence shall not apply to any Person to the extent such Person’s interest is in or through a U.S. Publicly Traded Entity.

Section 5.06. Solvency. There is no contemplated, pending or threatened Insolvency Event or similar proceedings, whether voluntary or involuntary, affecting Lessee or any Lessee Entity.

Section 5.07. Ownership. Based solely on the list set forth in the attached Schedule 5.07 provided by Lessor as of the Effective Date, to the best of Lessee’s knowledge, none of (i) Lessee, (ii) any Affiliate of Lessee, or (iii) any Person owning ten percent (10%) or more of Lessee, owns, directly or indirectly, ten percent (10%) or more of the total voting power or total value of capital stock in STORE Capital Corporation.

Section 5.08. Franchise Agreement. Lessee has provided Lessor with a true, correct and complete copy of the Franchise Agreement. At Lessor’s request from time to time, Lessee shall deliver to Lessor a fully executed, complete copy of the Franchise Agreement. The Franchise Agreement is in full force and effect, the entire interest of the franchisee thereunder is owned by Lessee, and such interest has not been assigned, transferred, mortgaged, or otherwise encumbered other than pursuant to any lien granted herein. No notice of default from Franchisor has been received by Lessee with respect to either Franchise Agreement that has not been cured, and no notice of default to Franchisor has been given that has not been cured. To the best of Lessee’s knowledge, no event has occurred and no condition exists, including with respect to any required remodeling or re-imaging, that, with the giving of notice or the lapse of time or both, would constitute a default under the Franchise Agreement. Lessee is not subject to any property or performance improvement plan or similar requirement other than as set forth under the Franchise Agreement.

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ARTICLE VI

Taxes and Assessments; UTILITIES; INSURANCE

Section 6.01. Taxes.

(a) Payment. Subject to the provisions of Section 6.01(b) below, Lessee shall pay, prior to the earlier of delinquency or the accrual of interest on the unpaid balance, or reimburse Lessor to the extent paid by Lessor, all taxes and assessments of every type or nature assessed against or imposed upon the Property, Lessee or Lessor during the Lease Term related to or arising out of this Lease and the activities of the parties hereunder, including without limitation, (i) all taxes or assessments upon the Property or any part thereof and upon any personal property, trade fixtures and improvements located on the Property, whether belonging to Lessor or Lessee, or any tax or charge levied in lieu of such taxes and assessments; (ii) all taxes, charges, license fees and or similar fees imposed by reason of the use of the Property by Lessee; (iii) all excise, franchise, transaction, privilege, license, sales, use and other taxes upon the Rental or other Monetary Obligations hereunder or the leasehold estate. Notwithstanding anything in this Section 6.01, to the contrary, Lessee shall not be obligated to pay or reimburse Lessor for any taxes based on the net income of Lessor, income, franchise, or excise taxes based upon or calculated with respect to net income, net profits, or gross receipts (including rent), and any inheritance, estate, franchise, excise, or net worth tax imposed on Lessor based upon or calculated with respect to Lessor’s interest in the Lease, total assets, net assets or capital stock. Upon written request by Lessor, Lessee shall provide Lessor with evidence reasonably satisfactory to Lessor that all taxes and assessments have been timely paid by Lessee.

(b) Noticed of Tax Bills; Right to Contest. In the event Lessor receives a tax bill or other notice from a Governmental Authority, Lessor shall forward said bill or notice to Lessee within fifteen (15) days of Lessor’s receipt thereof. Lessee may, at its own expense, contest or cause to be contested (in the case of any item involving more than $10,000, after prior written notice to Lessor, which shall be given within fifteen (15) days of Lessee’s determination to contest any matter as permitted herein), by appropriate legal proceedings conducted in good faith and with due diligence, any above-described item or lien with respect thereto, provided that (i) neither the Property nor any interest therein would be in any danger of being sold, forfeited or lost by reason of such proceedings; (ii) no Event of Default has occurred and is continuing; (iii) if and to the extent required by the applicable taxing authority and/or Lessor, Lessee posts a bond or takes other steps acceptable to such taxing authority and/or Lessor that removes such lien or stays enforcement thereof; (iv) Lessee shall promptly provide Lessor with copies of all notices received or delivered by Lessee and filings made by Lessee in connection with such proceeding; and (v) upon termination of such proceedings, it shall be the obligation of Lessee to pay the amount of any such tax and assessment or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees (including attorneys’ fees and disbursements), interest, penalties or other liabilities in connection therewith. Lessor shall direct and authorize Governmental Authorities to communicate with and send notices to Lessee with respect to taxes assessed against the Property, and at the request of Lessee, cooperate with Lessee and execute or join in the execution of any instruments or documents necessary in connection with any such contest or proceedings, but Lessor shall be not be required to incur any obligations and shall be reimbursed by Lessee for any Costs incurred by Lessor in connection therewith.

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Section 6.02. Utilities. Lessee shall contract, in its own name, for and pay when due all charges for the connection and use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Property during the Lease Term. Under no circumstances shall Lessor be responsible for any interruption of any utility service.

Section 6.03. Insurance.

(a) Coverage. Throughout the Lease Term, Lessee shall maintain, with respect to the Property, at its sole expense, the following types and amounts of insurance, in addition to such other insurance as Lessor may reasonably require from time to time:

(i) Insurance against loss or damage to real property and personal property under an “all risk” or “special form” insurance policy, which shall include coverage against all risks of direct physical loss, including but not limited to loss by fire, lightning, wind, terrorism, and other risks normally included in the standard ISO special form (and shall also include National Flood in the amount of $500,000 per building on that part of the Property which is located in Flood Zone A, AE or Flood Zone V, as designated by FEMA, or otherwise located in a flood zone area identified by FEMA as a 100-year flood zone or special hazard area and Excess Flood if so determined, and earthquake insurance if the Property is located within a moderate to high earthquake hazard zone as determined by an approved insurance company set forth in Section 6.03(b)(x) below). Such policy shall also include soft costs, a joint loss agreement, coverage for ordinance or law covering the loss of value of the undamaged portion of the Property, costs to demolish and the increased costs of construction if any of the improvements located on, or the use of, the Property shall at any time constitute legal non-conforming structures or uses. Ordinance or law limits shall be in an amount equal to the full replacement cost for the loss of value of the undamaged portion of the Property and no less than $5,000,000for costs to demolish and the increased cost of construction, or in an amount otherwise reasonably specified by Lessor. Such insurance shall be in amounts not less than $30,000,000 for wind damage and $101,000,000 for all perils , with an agreed amount endorsement or without any coinsurance provision, and with sublimits satisfactory to Lessor, as reasonably determined from time to time at Lessor’s request but not more frequently than once in any 12-month period.

(ii) Commercial general liability insurance, including products and completed operation liability, covering Lessor and Lessee against bodily injury liability, property damage liability and personal and advertising injury, liquor liability coverage, including without limitation any liability arising out of the ownership, maintenance, repair, condition or operation of the Property or adjoining ways, streets, parking lots or sidewalks. Such insurance policy or policies shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Lessee’s obligations under Article X hereof to the extent insurable, and a “severability of interest” clause or endorsement which precludes the insurer from denying the claim of Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $10,000,000 per occurrence for bodily injury and property damage, and $10,000,000 general aggregate per location, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor. Such limits of insurance can be acquired through Commercial General liability and Umbrella liability policies.

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(iii) Workers’ compensation and Employers Liability insurance with statutorily mandated limits covering all persons employed by Lessee on the Property in connection with any work done on or about the Property for which claims for death or bodily injury could be asserted against Lessor, Lessee or the Property.

(iv) Business interruption insurance including Rental Value Insurance payable to Lessee at all locations for a period of not less than twelve (12) months. Such insurance is to follow the form of the real property “all risk” or “special form” coverage and is not to contain a co-insurance clause. Such insurance is to have a minimum of 180 days of extended period of indemnity.

(v) Automobile liability insurance, including owned, non-owned and hired car liability insurance for combined limits of liability of $4,000,000 per occurrence. The limits of liability can be provided in a combination of an automobile liability policy and an umbrella liability policy.

(vi) Comprehensive Boiler and Machinery or Equipment Breakdown Insurance against loss or damage from explosion of any steam or pressure boilers or similar apparatus, if any, and other building equipment including HVAC units located in or about the Property and in an amount equal to the lesser of 25% of the 100% replacement cost of the Property or $5,000,000.

(vii) Such additional and/or other insurance and in such amounts as at the time is customarily carried by prudent owners or tenants with respect to improvements and personal property similar in character, location and use and occupancy to the Property.

(b) Insurance Provisions. All insurance policies shall:

(i) provide for a waiver of subrogation by the insurer as to claims against Lessor, its employees and agents;

(ii) be primary and provide that any “other insurance” clause in the insurance policy shall exclude any policies of insurance maintained by Lessor and the insurance policy shall not be brought into contribution with insurance maintained by Lessor;

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(iii) contain deductibles not to exceed $25,000;

(iv) contain a standard non-contributory mortgagee clause or endorsement in favor of any Lender designated by Lessor;

(v) provide that the policy of insurance shall not be terminated, cancelled or amended without at least thirty (30) days’ prior written notice, or in case of cancellation for non-payment, ten (10) days’ prior written notice, to Lessor and to any Lender covered by any standard mortgagee clause or endorsement;

(vi) Intentionally deleted;

(vii) be in amounts sufficient at all times to satisfy any coinsurance requirements thereof;

(viii) except for workers’ compensation insurance referred to in Section 6.03(a)(iii) above, name Lessor and any Lessor Affiliate or Lender requested by Lessor, as an “additional insured” with respect to liability insurance, and as an “additional named insured” or “additional insured” with respect to real property and rental value insurance, as appropriate and as their interests may appear;

(ix) be evidenced by delivery to Lessor and any Lender designated by Lessor of an Acord Form 28 for property, business interruption and boiler & machinery coverage (or any other form requested by Lessor) and an Acord Form 25 for commercial general liability, workers’ compensation and umbrella coverage (or any other form requested by Lessor); provided that in the event that either such form is no longer available, such evidence of insurance shall be in a form reasonably satisfactory to Lessor and any Lender designated by Lessor; and

(x) be issued by insurance companies licensed to do business in the state where the Property is located and which are rated no less than A-VII by Best’s Insurance Guide or are otherwise approved by Lessor, which approval shall not be unreasonably withheld.

(c) Additional Obligations. It is expressly understood and agreed that (i) if any insurance required hereunder, or any part thereof, shall expire, be withdrawn, become void by breach of any condition thereof by Lessee, or become void or in jeopardy by reason of the failure or impairment of the capital of any insurer, Lessee shall promptly obtain new or additional insurance reasonably satisfactory to Lessor and any Lender designated by Lessor; (ii) the minimum limits of insurance coverage set forth in this Section 6.03 shall not limit the liability of Lessee for its acts or omissions as provided in this Lease; (iii) Lessee shall procure policies for all insurance for periods of not less than one year and shall provide to Lessor and any servicer or Lender of Lessor certificates of insurance or, upon Lessor’s request, duplicate originals of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times; (iv) Lessee shall pay as they become due all premiums for the insurance required by this Section 6.03; (v) in the event that Lessee fails to comply with any of the requirements set forth in this Section 6.03, within twenty (20) days of the giving of written notice by Lessor to Lessee, (A) Lessor shall be entitled to procure such insurance; and (B) any sums expended by Lessor in procuring such insurance shall be Additional Rental and shall be repaid by Lessee, together with interest thereon at the Default Rate, from the time of payment by Lessor until fully paid by Lessee upon written demand therefor by Lessor; and (vi) Lessee shall maintain all insurance policies required in this Section 6.03 not to be cancelled, invalidated or suspended on account of the conduct of Lessee, its officers, directors, managers, members, employees or agents, or anyone acting for Lessee or any subtenant or other occupant of the Property, and shall comply with all policy conditions and warranties at all times to avoid a forfeiture of all or a part of any insurance payment.

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(d) Blanket Policies. Notwithstanding anything to the contrary in this Section 6.03, any insurance which Lessee is required to obtain pursuant to this Section 6.03 may be carried under a “blanket” policy or policies covering other properties or liabilities of Lessee provided that such “blanket” policy or policies otherwise comply with the provisions of this Section 6.03.

Section 6.04. Tax Impound. Upon the occurrence and during the continuation of an Event of Default, in addition to any other remedies, Lessor may require Lessee to pay to Lessor on the first day of each month the amount that Lessor reasonably estimates will be necessary in order to accumulate with Lessor sufficient funds in an impound account (which shall not be deemed a trust fund) (the “Reserve”) for Lessor to pay any and all real estate taxes (“Real Estate Taxes”) for the Property for the ensuing twelve (12) months, or, if due sooner, Lessee shall pay the required amount promptly upon Lessor’s demand therefor. Lessor shall, upon prior written request of Lessee, provide Lessee with evidence reasonably satisfactory to Lessee that payment of the Real Estate Taxes was made in a timely fashion. In the event that the Reserve does not contain sufficient funds to timely pay any Real Estate Taxes, upon Lessor’s written notification thereof, Lessee shall, within five (5) Business Days of such notice, provide funds to Lessor in the amount of such deficiency. Lessor shall pay or cause to be paid directly to the applicable taxing authorities any Real Estate Taxes then due and payable for which there are funds in the Reserve; provided, however, that in no event shall Lessor be obligated to pay any Real Estate Taxes in excess of the funds held in the Reserve, and Lessee shall remain liable for any and all Real Estate Taxes, including fines, penalties, interest or additional costs imposed by any taxing authority (unless incurred as a result of Lessor’s failure to timely pay Real Estate Taxes for which it had funds in the Reserve). Lessee shall cooperate fully with Lessor in assuring that the Real Estate Taxes are timely paid. Lessor may deposit all Reserve funds in accounts insured by any federal or state agency and may commingle such funds with other funds and accounts of Lessor. Interest or other gains from such funds, if any, shall be the sole property of Lessor. Upon an Event of Default, in addition to any other remedies, Lessor may apply all impounded funds in the Reserve against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debits to and from such impounded funds received from Lessee. In case of a sale or transfer of the fee of the Property, or any cessation of Lessor’s interest therein, whether in whole or in part, Lessor shall pay over any unapplied part of the Reserve to the succeeding owner of the Property and from and after such payment Lessor shall be relieved of all liability with respect thereto.

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ARTICLE VII

MAINTENANCE; ALTERATIONS

Section 7.01. Condition of Property; Maintenance. Lessee hereby accepts the Property “AS IS” and “WHERE IS” with no representation or warranty of Lessor as to the condition thereof. Lessee shall, at its sole cost and expense, be responsible for (a) keeping all of the building, structures and improvements erected on the Property in good order and repair, free from actual or constructive waste subject to Casualty and Section 17.01; (b) subject to Section 17.01, the repair or reconstruction of any building, structures or improvements erected on the Property damaged or destroyed by a Casualty; (c) subject to Section 7.02 and Section 17.01, making all necessary structural, non-structural, exterior and interior repairs and replacements to any building, structures or improvements erected on the Property; (d) subject to Section 17.01, operating, remodeling, updating and modernizing the Property in accordance with those standards adopted from time to time on a system-wide basis for the Permitted Facility or in accordance with any property or performance improvement plan under the Franchise Agreement; (e) (i) ensuring that no party encroaches upon the Property, except to the extent disclosed on Lessor’s title policy received by Lessor on or about the Effective Date, (ii) protecting, defending, indemnifying, releasing and holding the Indemnified Parties harmless from and against any and all claims and Losses arising out of or in any way relating to any encroachments and/or activities upon the Property caused by any Person, except to the extent resulting from the gross negligence or willful misconduct of the Indemnified Parties; and (iii) prosecuting any claims that Lessee seeks to bring against any Person relating to Lessee’s use and possession of the Property; and (f) paying all operating costs of the Property in the ordinary course of business. Lessee waives any right to require Lessor to maintain, repair or rebuild all or any part of the Property or make repairs at the expense of Lessor pursuant to any Legal Requirements at any time in effect.

Section 7.02. Alterations and Improvements. During the Lease Term, Lessee shall not alter the exterior, structural, plumbing or electrical elements of the Property in any manner without the consent of Lessor, which consent shall not be unreasonably withheld or conditioned; provided, however, Lessee may undertake nonstructural alterations to the Property, individually, costing less than $250,000 without Lessor’s prior written consent. If Lessor’s consent is required hereunder and Lessor consents to the making of any such alterations, the same shall be made by Lessee at Lessee’s sole expense by a licensed contractor and according to plans and specifications approved by Lessor and subject to such other conditions as Lessor shall reasonably require. Any work at any time commenced by Lessee on the Property shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease and all Legal Requirements. Upon completion of any alterations individually costing $250,000 or more, Lessee shall promptly provide Lessor with evidence of full payment to all laborers and materialmen contributing to the alterations. Additionally, upon completion of any alterations, Lessee shall promptly provide Lessor with (a) an architect’s certificate certifying the alterations to have been completed in conformity with the plans and specifications (if the alterations are of such a nature as would require the issuance of such a certificate from the architect); (b) a certificate of occupancy (if the alterations are of such a nature as would require the issuance of a certificate of occupancy); and (c) any other documents or information reasonably requested by Lessor. Lessee shall keep the Property free from any liens arising out of any work performed on, or materials furnished to, the Property. Lessee shall execute and file or record, as appropriate, a “Notice of Non-Responsibility,” or any equivalent notice permitted under applicable Law in the state where the Property is located which provides that Lessor is not responsible for the payment of any costs or expenses relating to the additions or alterations. Any addition to or alteration of the Property shall be deemed a part of the Property and belong to Lessor, and Lessee shall execute and deliver to Lessor such instruments as Lessor may be required to evidence the ownership by Lessor of such addition or alteration.

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Section 7.03. Encumbrances. During the Lease Term, Lessor shall not have the right to grant easements on, over, under and above the Property without the prior consent of Lessee, such consent not to be unreasonably withheld, conditioned or delayed. Lessee shall comply with and perform all obligations of Lessor under all easements, declarations, covenants, restrictions and other items of record now or hereafter encumbering the Property. Lessee shall not grant any easements on, over, under or above the Property or in any way bind Lessor without Lessor’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. Lessor and Lessee shall use good faith and commercially reasonable efforts to negotiate and enter into any easements, licenses, rights-of-way, and other rights and privileges in the nature of easements, each as and when reasonably requested by Lessee in connection with the operations of the Permitted Facility and Lessor shall have any Mortgagee join in the consent (and if necessary, subordination of its lien) to such document.

ARTICLE VIII

Use of the Property; Compliance

Section 8.01. Use. During the Lease Term, the Property shall be used solely for the operation of a Permitted Facility. Except during periods when the Property is untenantable due to Casualty or Condemnation (and provided that Lessee continues to comply with the other terms and conditions of this Lease), Lessee shall at all times during the Lease Term occupy the Property and shall diligently operate its business on the Property. In the event that Lessee shall change the use of the Property or the concept or brand operated on the Property, only as may be expressly permitted herein or consented to by Lessor in writing, such consent not to be unreasonably withheld, conditioned or delayed, Lessee shall provide Lessor with written notice of any such change and a copy of the franchise agreement(s) related to such new concept or brand, if any.

Section 8.02. Compliance. Lessor shall promptly (and in any event within fifteen (15) days of receipt thereof) provide Lessee with copies of any notices, bills, correspondence or similar documents or reports received from any Governmental Authority relating to the Property, the Permitted Facility, Lessee or this Lease. Lessee’s use and occupation of the Property, and the condition thereof, shall, at Lessee’s sole cost and expense, comply with all Legal Requirements and all restrictions, covenants and encumbrances of record, and any owner obligations under such Legal Requirements, or restrictions, covenants and encumbrances of record, with respect to the Property, in either event, the failure with which to comply could have a Material Adverse Effect. Without in any way limiting the foregoing provisions, Lessee shall comply with all Legal Requirements relating to anti-terrorism, trade embargos, economic sanctions, Anti-Money Laundering Laws, and the Americans with Disabilities Act of 1990, as such act may be amended from time to time, and all regulations promulgated thereunder, as it affects the Property now or hereafter in effect. Lessee shall obtain, maintain and comply with all required licenses and permits, both governmental and private, to use and operate the Property as a Permitted Facility. Upon Lessor’s written request from time to time during the Lease Term, Lessee shall certify in writing to Lessor that to Lessee’s Knowledge Lessee’s representations, warranties and obligations under Section 5.05 and this Section 8.02 remain true and correct in all material respects and have not been breached; provided, however, that if Lessee cannot provide such certification because the representation would not be true, Lessee shall provide the certificate with a schedule of any qualifications and in the event such qualification reflects a breach of Lessee’s obligations under this Lease, Lessee shall cure such breach subject to the notice and cure rights set forth in Section 12.01. Lessee shall with reasonable promptness notify Lessor in writing if any of such representations, warranties or covenants are no longer true or have been breached to Lessee’s Knowledge. In connection with such an event, Lessee shall comply with all Legal Requirements and directives of Governmental Authorities and, at Lessor’s request, provide to Lessor copies of all notices, reports and other communications exchanged with, or received from, Governmental Authorities relating to such an event. Lessee shall also reimburse Lessor for all Costs incurred by Lessor in evaluating the effect of such an event on the Property and this Lease, in obtaining any necessary license from Governmental Authorities as may be necessary for Lessor to enforce its rights under the Transaction Documents, and in complying with all Legal Requirements applicable to Lessor as the result of the existence of such an event and for any penalties or fines imposed upon Lessor as a result thereof. Lessee will use its commercially reasonable efforts to prevent any act or condition to exist on or about the Property (present use excepted) that will materially increase any insurance rate thereon, except when such acts are required in the normal course of its business and Lessee shall pay for such increase. Lessee agrees that it will defend, indemnify and hold harmless the Indemnified Parties from and against any and all Losses caused by, incurred or resulting from Lessee’s failure to comply with its obligations under this Section, except to the extent resulting from the gross negligence or willful misconduct of any of the Indemnified Parties.

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Section 8.03. Environmental.

(a) Covenants.

(i) Lessee covenants to Lessor during the Lease Term, subject to the limitations of subsection (ii) below, as follows:

(A) All uses and operations on or of the Property, whether by Lessee or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto.

(B) There shall be no Releases caused by or at the direction of Lessee in, on, under or from the Property, except in Permitted Amounts.

(C) Lessee shall use commercially reasonable efforts to ensure there shall be no Releases by any Person in, on, under or from the Property, except in Permitted Amounts

(D) There shall be no Hazardous Materials or Regulated Substances in, on or under the Property, except in Permitted Amounts. Above and below ground storage tanks shall be properly permitted and only used as permitted.

(E) Lessee shall keep the Property or cause the Property to be kept free and clear of all Environmental Liens, whether due to any act or omission of Lessee or any other Person.

(F) Lessee shall not act or fail to act or allow any other tenant, occupant, guest, customer or other user of the Property to act or fail to act in any way that (1) materially increases a risk to human health or the environment, (2) poses an unreasonable or unacceptable risk of harm to any Person or the environment (whether on or off the Property), (3) has a Material Adverse Effect, (4) is contrary to any material requirement set forth in the insurance policies maintained by Lessee or Lessor , (5) constitutes a public or private nuisance or constitutes waste, (6) violates any Environmental Law, or (7) would result in any reopening or reconsideration of any prior investigation or causes a new investigation by a Governmental Authority having jurisdiction over the Property in connection with environmental matters.

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(G) Lessee shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to this Section 8.03, including but not limited to providing all relevant information and making knowledgeable persons available for interviews.

(ii) Notwithstanding any provision of this Lease to the contrary, an Event of Default shall not be deemed to have occurred as a result of the failure of Lessee to satisfy any one or more of the covenants set forth in subsections (A) through (E) above provided that Lessee shall be in compliance with the requirements of any Governmental Authority with respect to the Remediation of any Release at the Property.

(b) Notification Requirements. Lessee shall with reasonable promptness notify Lessor in writing upon Lessee obtaining actual knowledge of (i) any Releases or Threatened Releases in, on, under or from the Property other than in Permitted Amounts, or migrating towards the Property; (ii) any non-compliance with any Environmental Laws related in any way to the Property; (iii) any actual or potential Environmental Lien or activity use limitation; (iv) any required or proposed Remediation of environmental conditions relating to the Property required by applicable Governmental Authorities; and (v) any written notice or other written communication received by Lessee from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials, Regulated Substances or above or below ground storage tanks, or Remediation thereof at or on the Property, other than in Permitted Amounts, possible liability of any Person relating to the Property pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Section. Lessee shall, upon Lessor’s written request, deliver to Lessor a certificate stating that Lessee, to Lessee’s knowledge with a reasonable duty of inquiry, is and has been in full compliance with all of the environmental representations, warranties and covenants in this Lease; provided, however, that if Lessee cannot provide such certification because the representation would not be true, Lessee shall provide the certificate with a schedule of any qualifications and in the event such qualification reflects a breach of Lessee’s obligations under this Lease, Lessee shall promptly cure such breach subject to the notice and cure rights set forth in Section 12.01.

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(c) Remediation. Lessee shall, at its sole cost and expense, and without limiting any other provision of this Lease, effectuate any Remediation required by any Governmental Authority of any condition (including, but not limited to, a Release or Threatened Release) in, on, under or from the Property and take any other reasonable action deemed necessary by any Governmental Authority for protection of human health or the environment. Should Lessee fail to undertake any required Remediation in accordance with the preceding sentence, Lessor, after written notice to Lessee and Lessee’s failure to promptly undertake such Remediation, shall be permitted to complete such Remediation, and all Costs incurred in connection therewith shall be paid by Lessee. Any Cost so paid by Lessor, together with interest at the Default Rate, shall be deemed to be Additional Rental hereunder and shall be immediately due from Lessee to Lessor.

(d) Indemnification. Lessee shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless each of the Indemnified Parties from and against any and all Losses (excluding Losses resulting from the gross negligence or willful misconduct of the Indemnified Parties), including, but not limited to, all Costs of Remediation (whether or not performed voluntarily), arising out of or in any way relating to any Environmental Laws, Hazardous Materials, Regulated Substances, above or below ground storage tanks, or other environmental matters concerning the Property. It is expressly understood and agreed that Lessee’s obligations under this Section shall survive the expiration or earlier termination of this Lease for any reason.

(e) Right of Entry. In the event that Lessor has a reasonable basis to believe that a Release or a violation of any Environmental Law has occurred, Lessor and any other Person designated by Lessor, including but not limited to any receiver, any representative of a Governmental Authority, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lessor’s sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Lessee shall cooperate with and provide access to Lessor and any other Person designated by Lessor. Any such assessment or investigation shall be at Lessee’s sole cost and expense.

(f) Survival. The obligations of Lessee and the rights and remedies of Lessor under this Section 8.03 shall survive the termination, expiration and/or release of this Lease.

Section 8.04. Franchisor Requirements. Lessee will timely comply with and perform all of its obligations under the Franchise Agreement, including all remodeling and re-imaging obligations, and will give Lessor prompt written notice of the occurrence of any default by Lessee or Franchisor under the Franchise Agreement and of any notice of default given to Lessee by Franchisor. Lessee will send Lessor copies of all notices given by Lessee to Franchisor concurrently with the giving of such notices to Franchisor. Lessee will keep a Franchise Agreement in full force and effect at all times during the Lease Term unless otherwise consented to by Lessor, such consent not to be unreasonably withheld, conditioned or delayed. Lessee shall promptly notify Lessor in the event that the Properties becomes subject to any property or performance improvement plan, and Lessee shall provide such information with respect to such plan as Lessor may require, including the expected expenses, required reserves and compliance requirements. If at any time an Event of Default exists or Lessor receives notice from Franchisor of a default by Licensee under the Franchise Agreement, Lessee hereby consents to Lessor providing information it obtains to Franchisor, and to Lessor obtaining from Franchisor information which Franchisor receives relating to Lessee’s operation of its business on the Properties. Lessee shall not: (a) agree to any Franchise Agreement amendment that could reasonably be expected to materially and adversely affect (i) the rights and privileges of the franchisee thereunder; or (ii) the rights, privileges, and remedies of Lessor hereunder; or (b) assign, transfer, mortgage, pledge or otherwise encumber the Franchise Agreement or any interest therein to any Person other than Lessor, except in connection with an assignment permitted under Section 14.02 and 14.03. Lessee will send Lessor a copy of all Franchise Agreement amendments, modifications, restatements or new Franchise Agreement promptly following execution thereof by all parties thereto.

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Section 8.05. Property Management. Lessee represents and warrants to Lessor that Lessee is a party to a management agreement with Our Town Hospitality LLC d/b/a OTH Hotels Resorts in respect to the operations of the Permitted Facility at the Property. Lessee will keep the Management Agreement in full force and effect at all times . Lessee shall not enter into any Management Agreement with respect to the Permitted Facility (i) without Lessor’s prior written consent as to the proposed manager (unless such manager is pre-approved within the definition of Manager) and the form of management agreement, which consent shall not be unreasonably withheld, conditioned or delayed, and (ii) without the required consent of Franchisor. Lessee agrees to the following terms regarding the Management Agreement:

(a) Lessee shall timely comply with and perform all obligations under the Management Agreement and will give Lessor prompt written notice of the occurrence of any default by any party under the Management Agreement;

(b) Lessee shall give Lessor prompt written notice of any bankruptcy filing by or against Manager under the Management Agreement; and

(c) Lessee shall keep a Management Agreement in full force and effect and shall not amend or modify such Management Agreement without the prior written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed; and

(d) Lessee shall not assign, transfer, mortgage, pledge or otherwise encumber the Management Agreement.

ARTICLE IX

additional COVENANTS

Section 9.01. Performance at Lessee’s Expense. Lessee acknowledges and confirms that Lessor may impose reasonable administrative, processing or servicing fees (it being agreed that such administrative, processing and servicing fees shall be reasonable and limited to actual out-of-pocket costs incurred, if any), and collect its reasonable attorneys’ fees, costs and expenses in connection with (a) any extension, renewal, modification, amendment and termination of this Lease requested by Lessee; (b) any release or substitution of Property requested by Lessee; (c) the procurement of consents, waivers and approvals with respect to the Property or any matter related to this Lease requested by Lessee; and (d) the review of any assignment or sublease or proposed assignment or sublease or the preparation or review of any subordination or non-disturbance agreement requested by Lessee.

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Section 9.02. Inspection. Lessor and its authorized representatives shall have the right, at all reasonable times and upon giving reasonable prior notice (except in the event of an emergency, in which case no prior notice shall be required), to enter the Property or any part thereof and inspect the same. Lessor shall use commercially reasonable efforts to avoid interfering with or disturbing the use of the Property and operations thereon by Lessee’s and Lessee’s permitted subtenants, licensees and occupants. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee’s business, any loss of occupancy or quiet enjoyment of the Property and any other loss occasioned by such entry, but, subject to Section 10.01, excluding damages arising as a result of the gross negligence or willful misconduct of the Indemnified Parties.

Section 9.03. Financial Information.

(a) Financial Statements. Within forty five (45) days after the end of each fiscal quarter and within one hundred twenty (120) days after the end of each fiscal year of Lessee and Lessee Reporting Entities, Lessee shall deliver to Lessor (i) complete consolidated financial statements that consolidate Lessee and Lessee Reporting Entities, including a balance sheet, statement of operations (which includes profits and losses for the Property) , statement of stockholders’ equity and statement of cash flows and all other related schedules for the fiscal period then ended, such statements to detail separately interest expense, income taxes, non-cash expenses, non-recurring expenses, operating lease expense and current portion of long-term debt – capital leases; (ii) income statements for the business at the Property; and (iii) the supplemental financial information set forth on Schedule 9.03. All such financial statements shall be prepared in accordance with GAAP, and shall be certified to be accurate and complete by an officer or director of each Lessee Reporting Entity. In the event that Lessee’s business at the Property is ordinarily consolidated with other business for financial statements purposes, a separate statement of operations (which includes profits and losses for the Propery) shall be provided showing separately the sales, profits and losses pertaining to the Property with interest expense, income taxes, non-cash expenses, non-recurring expenses and operating lease expense (rent), with the basis for allocation of overhead or other charges being clearly set forth in accordance with Schedule 9.03. The financial statements delivered to Lessor need not be audited, but Lessee shall deliver to Lessor copies of any audited financial statements of the Lessee Reporting Entities which may be prepared, as soon as they are available.

(b) Other Information. Notwithstanding any provision contained herein, upon request at any time, Lessee will provide to Lessor, at no additional cost or expense to Lessee, any and all financial information and/or financial statements of Lessee Reporting Entities (and in the form or forms) as reasonably requested by Lessor including, but not limited to, as requested by Lessor in connection with Lessor’s filings with or disclosures to the Securities and Exchange Commission or other Governmental Authority.

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(c) Hotel Operations. Within five (5) Business Days of the end of each calendar month, Lessee shall deliver to Lessor a Gross Revenue report for the calendar month just ended. Within forty five (45) days after the end of each fiscal quarter and within one hundred twenty (120) days after the end of each fiscal year of Lessee and Lessee Reporting Entities, Lessee shall deliver to Lessor (i) standard hotel data of rooms sold and rooms available for the Property for the fiscal period (shown fiscal year-to-date), as well as Gross Revenue breakdown of room revenue from other revenue for such period, so that occupancy ADR and RevPar statistics for such fiscal period can be calculated; (ii) the Smith Travel Research Reports for the Property for such fiscal period then ended; (iii) copies of the most recent Franchisor quality assurance or inspection reports issued to Lessee; and (iv) all Franchisor royalty billing statements for the Property for such fiscal period then ended (shown fiscal year-to-date, if available). Within ten (10) Business Days of Lessor request, Lessee will deliver to Lessor budgets and projections, including for capital expenditures, for the operation of the Property for the upcoming fiscal year (or other consecutive 12 month period), in form and content reasonably satisfactory to Lessor.

Section 9.04. OFAC Laws. Upon receipt of notice or upon actual knowledge thereof, Lessee shall promptly notify Lessor in writing if any Person owning (directly or indirectly) any interest in any of the Lessee Entities, or any director, officer, shareholder, member, manager or partner of any of such holders is a Person whose property or interests are subject to being blocked under any of the OFAC Laws, or is otherwise in violation of any of the OFAC Laws, or is under investigation by any Governmental Authority for, or has been charged with, or convicted of, drug trafficking, terrorist-related activities or any violation of the Anti-Money Laundering Laws, has been assessed civil penalties under these or related Laws, or has had funds seized or forfeited in an action under these or related Laws; provided, however, that the covenant in this Section 9.04 shall not apply to any Person to the extent such Person’s interest is in or through a U.S. Publicly Traded Entity.

Section 9.05. Estoppel Certificate. At any time, and from time to time, the parties shall, promptly and in no event later than ten (10) Business Days after a written request by the other party, execute, acknowledge and deliver a customary estoppel certificate certifying: (a) that the applicable party has accepted the Property; (b) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications), or, if this Lease is not in full force and effect, the certificate shall so specify the reasons therefor; (c) the commencement and expiration dates of the Lease Term; (d) the date to which the Base Monthly Rental has been paid under this Lease and the amount thereof then payable; (e) whether there are then any existing defaults in the performance of obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (f) that no notice has been received of any default under this Lease which has not been cured, except as to defaults specified in the certificate; (g) the capacity of the Person executing such certificate, and that such Person is duly authorized to execute the same; (h) that neither Lessor nor any Lender or mortgagee has actual involvement in the management or control of decision making related to the operational aspects or the day-to-day operation of the Property, including any handling or disposal of Hazardous Materials or Regulated Substances; and (i) any other information reasonably requested in connection with a customary estoppel.

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ARTICLE X

RELEASE AND Indemnification

Section 10.01. Release and Indemnification. LESSEE AGREES TO USE AND OCCUPY THE PROPERTY AT ITS OWN RISK AND HEREBY RELEASES LESSOR AND LESSOR’S AGENTS AND EMPLOYEES FROM ALL CLAIMS FOR ANY DAMAGE OR INJURY TO THE FULL EXTENT PERMITTED BY LAW. LESSEE AGREES THAT LESSOR SHALL NOT BE RESPONSIBLE OR LIABLE TO LESSEE OR LESSEE’S EMPLOYEES, AGENTS, CUSTOMERS, LICENSEES OR INVITEES FOR BODILY INJURY, PERSONAL INJURY OR PROPERTY DAMAGE OCCASIONED BY THE ACTS OR OMISSIONS OF ANY OTHER LESSEE OR ANY OTHER PERSON. LESSEE AGREES THAT ANY EMPLOYEE OR AGENT TO WHOM THE PROPERTY OR ANY PART THEREOF SHALL BE ENTRUSTED BY OR ON BEHALF OF LESSEE SHALL BE ACTING AS LESSEE’S AGENT WITH RESPECT TO THE PROPERTY OR ANY PART THEREOF, AND NEITHER LESSOR NOR LESSOR’S AGENTS, EMPLOYEES OR CONTRACTORS SHALL BE LIABLE FOR ANY LOSS OF OR DAMAGE TO THE PROPERTY OR ANY PART THEREOF. LESSEE SHALL INDEMNIFY, PROTECT, DEFEND AND HOLD HARMLESS EACH OF THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES (EXCLUDING LOSSES SUFFERED BY AN INDEMNIFIED PARTY ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY) CAUSED BY, INCURRED OR RESULTING FROM LESSEE’S OPERATIONS OR BY LESSEE’S USE AND OCCUPANCY OF THE PROPERTY, WHETHER RELATING TO ITS ORIGINAL DESIGN OR CONSTRUCTION, LATENT DEFECTS, ALTERATION, MAINTENANCE, USE BY LESSEE OR ANY PERSON THEREON, SUPERVISION OR OTHERWISE, OR FROM ANY BREACH OF, DEFAULT UNDER, OR FAILURE TO PERFORM, ANY TERM OR PROVISION OF THIS LEASE BY LESSEE, ITS OFFICERS, EMPLOYEES, AGENTS OR OTHER PERSONS. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT LESSEE’S OBLIGATIONS UNDER THIS SECTION SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE FOR ANY REASON WHATSOEVER.

ARTICLE XI

Condemnation and Casualty

Section 11.01. Notification. Lessee shall promptly give Lessor written notice of (a) any Condemnation of the Property, (b) the commencement of any proceedings or negotiations which might result in a Condemnation of the Property, and (c) any Casualty to the Property or any part thereof. Such notice shall provide a general description of the nature and extent of such Condemnation, proceedings, negotiations or Casualty, and shall include copies of any documents or notices received in connection therewith. Thereafter, Lessee shall promptly send Lessor copies of all notices, correspondence and pleadings relating to any such Condemnation, proceedings, negotiations or Casualty.

Section 11.02. Total Condemnation. In the event of a Condemnation of all or substantially all of the Property, and if as a result of such Condemnation Lessee determines in the exercise of its good faith business judgment that it can no longer operate the Property as a Permitted Facility as evidenced by Lessee providing to Lessor an officer’s certificate executed by an officer of Lessee certifying to the same (such event, a “Total Condemnation”), as a result of the occurrence of any of the following: (i) access to the Property to and from the publicly dedicated roads adjacent to the Property is permanently and materially impaired such that Lessee no longer has access to such dedicated road; (ii) there is insufficient parking to operate the Property as a Permitted Facility under applicable Laws; or (iii) the Condemnation includes a portion of the building(s) such that the remaining portion is unsuitable for use as a Permitted Facility, then, in such event:

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(a) Termination of Lease. On the date of the Total Condemnation, the Lease shall terminate; provided, however, that Lessee’s obligations to the Indemnified Parties under any indemnification provisions of this Lease and Lessee’s obligation to pay Rental and all other Monetary Obligations (whether payable to Lessor or a third party) accruing under this Lease prior to the date of termination shall survive such termination. If the date of such Total Condemnation is other than the first day of a month, the Base Monthly Rental for the month in which such Total Condemnation occurs shall be apportioned based on the date of the Total Condemnation.

(b) Net Award. Subject to Section 11.07 below, Lessor shall be entitled to receive the entire Net Award in connection with a Total Condemnation without deduction for any estate vested in Lessee by this Lease, and Lessee hereby expressly assigns to Lessor all of its right, title and interest in and to every such Net Award and agrees that Lessee shall not be entitled to any Net Award or other payment for the value of Lessee’s leasehold interest in this Lease.

Section 11.03. Partial Condemnation or Casualty. In the event of a Condemnation which is not a Total Condemnation (each such event, a “Partial Condemnation”), or in the event of a Casualty:

(a) Net Awards. All Net Awards shall be paid to Lessor.

(b) Continuance of Lease. This Lease shall continue in full force and effect upon the following terms:

(i) All Rental and other Monetary Obligations due under this Lease shall continue unabated.

(ii) Lessee shall use commercially reasonable efforts to commence and diligently prosecute restoration of the Property to substantially the same condition, as nearly as practicable, as prior to the Partial Condemnation or Casualty as reasonably approved by Lessor. Upon the written request of Lessee (accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly part of such costs, and that Lessee has complied with the terms of Section 7.02 in connection with the restoration), Lessor shall promptly make available in installments, subject to reasonable conditions for disbursement imposed by Lessor, an amount up to but not exceeding the amount of any Net Award received by Lessor with respect to such Partial Condemnation or Casualty. Prior to the disbursement of any portion of the Net Award with respect to a Casualty, Lessee shall provide evidence reasonably satisfactory to Lessor of the payment of restoration expenses by Lessee up to the amount of the insurance deductible applicable to such Casualty. Lessor shall be entitled to keep any portion of the Net Award which may be in excess of the cost of restoration, and Lessee shall bear all additional Costs of such restoration in excess of the Net Award.

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(iii) Notwithstanding anything contained in this Section 11.03 to the contrary, if during the final twelve (12) months of the Initial Term or any Extension Term, if the Property is destroyed or damaged by a Casualty to such an extent that (i) the applicable Property is rendered unsuitable for use as a Permitted Facility, and (ii) the estimated time to rebuild such Property exceeds 180 days from the date of the Casualty, and provided that the damage or destruction is a Casualty fully insured by Lessee as required by this Lease, Lessee may terminate this Lease with respect to such Property by giving notice to Lessor within thirty (30) days after the date of such Casualty. If Lessee elects to terminate this Lease pursuant to this Section 11.03(b)(iii), Lessor shall be entitled to all insurance proceeds paid or payable under the insurance policies required to be maintained by Lessee under this Lease that are attributable to such Property, and Lessee, as a condition to the effectiveness of such termination, on or before the date of termination, (A) shall pay to Lessor the amount of the deductibles under any such insurance policies (the “Casualty Termination Payment”), and (B) execute an agreement, accepted by the insurer, whereby the parties agree that Lessor is the sole party entitled to adjust losses under such insurance policies, that all losses under such insurance policies shall be payable solely to Lessor, and insurer has no defense or offset to the payment of claims under such insurance policies and such insurance policies are in full force and effect. Upon the giving of notice by Lessee to terminate pursuant to this Section 11.03(b)(iii), and Lessee’s payment of the Casualty Termination Payment (if any), any outstanding Monetary Obligation and the prorated portion of all Rental and Monetary Obligations, this Lease shall automatically terminate (except that any obligations which expressly survive any termination of this Lease shall survive) as of the date such notice is received and the Casualty Termination Payment (if any) and other Monetary Obligations are paid.

Section 11.04. Temporary Taking. In the event of a Condemnation of all or any part of the Property for a temporary use (a “Temporary Taking”), this Lease shall remain in full force and effect without any reduction of Base Annual Rental, Additional Rental or any other Monetary Obligation payable hereunder. Except as provided below, Lessee shall be entitled to the entire Net Award for a Temporary Taking, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of this Lease, in which event the Net Award made for such Temporary Taking shall be apportioned between Lessor and Lessee as of the date of such expiration. At the termination of any such Temporary Taking, Lessee will, at its own cost and expense and pursuant to the provisions of Section 7.02, promptly commence and complete restoration of the Property.

Section 11.05. Adjustment of Losses. Any loss under any property damage insurance required to be maintained by Lessee shall be adjusted by Lessor and Lessee. Any Net Award relating to a Total Condemnation or a Partial Condemnation shall be adjusted by Lessor or, at Lessor’s election, Lessee. Notwithstanding the foregoing or any other provisions of this Section 11.05 to the contrary, if at the time of any Condemnation or any Casualty or at any time thereafter an Event of Default shall have occurred and be continuing, Lessor is hereby authorized and empowered but shall not be obligated, in the name and on behalf of Lessee and otherwise, to file and prosecute Lessee’s claim, if any, for a Net Award on account of such Condemnation or such Casualty and to collect such Net Award and apply the same to the curing of such Event of Default and any other then existing Event of Default under this Lease and/or to the payment of any amounts owed by Lessee to Lessor under this Lease, in such order, priority and proportions as Lessor in its discretion shall deem proper.

Section 11.06. Lessee Obligation in Event of Casualty. During all periods of time following a Casualty, Lessee shall take reasonable steps to ensure that the Property is secure and does not pose any risk of harm to any adjoining property and Persons (including owners or occupants of such adjoining property).

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Section 11.07. Lessee Awards and Payments. Notwithstanding any provision contained in this Article XI, Lessee shall be entitled to claim and receive any award or payment from the condemning authority expressly granted for the taking of any personal property owned by Lessee, any insurance proceeds with respect to any personal property owned by Lessee, the interruption of its business and moving expenses (subject, however, to the provisions of Section 6.03(a)(iv) above), but only if such claim or award does not adversely affect or interfere with the prosecution of Lessor’s claim for the Condemnation or Casualty, or otherwise reduce the amount recoverable by Lessor for the Condemnation or Casualty.

ARTICLE XII

Default, Conditional Limitations,

Remedies and Measure of Damages

Section 12.01. Event of Default. Each of the following items in this Section 12.01 (after taking into account any applicable notice and cure periods) shall be an event of default by Lessee under this Lease (each, an “Event of Default”):

(a) if any representation or warranty of Lessee set forth in this Lease is false in any material respect when made, or if Lessee renders any materially false statement or account when made, provided however Lessee shall have a reasonable opportunity (in no event more than thirty (30) days after receipt of written notice by Lessor) to correct any such false representation, warranty, statement or account unless in order to correct such representation or warranty, Lessee needs to first cure the underlying reason for the qualification in which event Lessee shall have such time as my be needed so long as it is diligently pursuing the cure and in the event such qualification is the result of another breach set forth below, then such cure must be completed within the respective cure period set forth below;

(b) if any Rental due under this Lease is not paid when due and such failure continues for more than five (5) Business Days after Lessor gives Lessee notice thereof (provided, however, in no event shall Lessor be required to provide more than two (2) such notices in any given twelve (12) month period); and if any other Monetary Obligation is not paid when due under this Lease and such failure continues for more than ten (10) Business Days after Lessor gives Lessee notice thereof(provided, however, in no event shall Lessor be required to provide more than two (2) such notices in any given twelve (12) month period);

(c) if Lessee fails to pay, prior to delinquency, any taxes, assessments or other charges imposed by a Governmental Authority within thirty (30) days after Lessee’s receipt of notice of such delinquency;

(d) if Lessee vacates or abandons the Property other than temporarily for reconstruction or renovation or as set forth in Section 17.01;

(e) if there is an Insolvency Event affecting Lessee or the Guarantor;

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(f) if Lessee fails to observe or perform any of the other covenants, conditions or obligations of Lessee in this Lease; provided, however, if any such failure does not involve the payment of any Monetary Obligation, is not in bad faith, then such failure shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lessor shall have given Lessee notice thereof and a period of thirty (30) days shall have elapsed, during which period Lessee may correct or cure such failure, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. If such failure cannot reasonably be cured within such thirty (30)-day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such failure, then Lessee shall have a reasonable period to cure such failure beyond such thirty (30)-day period, which shall in no event exceed one hundred eighty (180) days after receiving notice of such failure from Lessor. If Lessee shall fail to correct or cure such failure within such one hundred eighty (180)- day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required; and provided, however, that notwithstanding anything to the contrary, if the Property or any rights or property of Lessor is placed in immediate jeopardy, Lessor shall have the right to take such measures as may be necessary to protect the Property or Lessor’s rights, at Lessee’s expense, provided that Lessor promptly notifies Lessee of the action taken by Lessor;

(g) if a final, nonappealable judgment is rendered by a court against Lessee which has a Material Adverse Effect, and is not discharged or provision made for such discharge within ninety (90) days from the date of entry thereof;

(h) if Lessee shall begin proceedings towards its liquidation or dissolution;

(i) if the estate or interest of Lessee in the Property shall be levied upon or attached in any proceeding and such estate or interest is about to be sold or transferred or such process shall not be vacated or discharged within ninety (90) days after it is made;

(j) if there is a breach or default (after the passage of all applicable notice and cure periods) under the Franchise Agreement with respect to the Property or if such Franchise Agreement terminates or expires prior to the expiration of the Lease and a substitute agreement for the terminated or expired Franchise Agreement is not entered into within sixty (60) days after such expiration or termination, which substitute agreement shall be in form and substance reasonably satisfactory to Lessor;

(k) if there is an “Event of Default” or other breach or default by Lessee under the Disbursement Agreement, after the passage of all applicable notice and cure or grace periods; or

(l) if there is a breach or default (after the passage of all applicable notice and cure periods) under the Management Agreement with respect to the Property or if such Management Agreement terminates or expires prior to the expiration of the Lease and a substitute agreement for the terminated or expired Management Agreement is not entered into within sixty (60) days after such expiration or termination, which substitute agreement shall be in form and substance reasonably satisfactory to Lessor.

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Section 12.02. Remedies. Upon the occurrence and during the continuation of an Event of Default, with or without notice or demand, except as otherwise expressly provided herein or such other notice as may be required by statute and cannot be waived by Lessee, Lessor shall be entitled to exercise, at its option, concurrently, successively, or in any combination, all remedies available at Law or in equity, including, without limitation, any one or more of the following:

(a) to terminate this Lease, whereupon Lessee’s right to possession of the Property shall cease and this Lease, except as to Lessee’s liability, shall be terminated;

(b) to the extent not prohibited by applicable Law, to (i) re-enter and take possession of the Property (or any part thereof), any or all personal property or fixtures of Lessee upon the Property and, to the extent permissible, Franchise Agreement, permits and other rights or privileges of Lessee pertaining to the use and operation of the Property, and (ii) expel Lessee and those claiming under or through Lessee, without being deemed guilty in any manner of trespass or becoming liable for any loss or damage resulting therefrom, without resort to legal or judicial process, procedure or action. No notice from Lessor hereunder or under a forcible entry and detainer statute or similar Law shall constitute an election by Lessor to terminate this Lease unless such notice specifically so states. If Lessee shall, during the existence of an Event of Default, voluntarily give up possession of the Property to Lessor, deliver to Lessor or its agents the keys to the Property, or both, such actions shall be deemed to be in compliance with Lessor’s rights and the acceptance thereof by Lessor or its agents shall not be deemed to constitute a termination of the Lease. Lessor reserves the right following any re-entry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate;

(c) to bring an action against Lessee for any damages sustained by Lessor or any equitable relief available to Lessor and to the extent not prohibited by applicable Law, to seize all personal property or fixtures upon the Property which Lessee owns or in which it has an interest, in which Lessor shall have a landlord’s lien and/or security interest, and to dispose thereof in accordance with the Laws prevailing at the time and place of such seizure or to remove all or any portion of such property and cause the same to be stored in a public warehouse or elsewhere at Lessee’s sole expense, without becoming liable for any loss or damage resulting therefrom and without resorting to legal or judicial process, procedure or action;

(d) to relet the Property or any part thereof for such term or terms (including a term which extends beyond the original Lease Term), at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the Rental and other Monetary Obligations due from Lessee in such order as Lessor may, in its sole discretion, determine, which other Monetary Obligations include, without limitation, all repossession costs, brokerage commissions, attorneys’ fees and expenses, alteration, remodeling and repair costs and expenses of preparing for such reletting. Lessor shall use commercially reasonable efforts to relet the Property. Lessor reserves the right following any re-entry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate as specified in said notice;

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(e) to accelerate and recover (discounted to present value) from Lessee all Rental and other Monetary Obligations due and owing and scheduled to become due and owing under this Lease both before and after the date of such breach for the entire original scheduled Lease Term;

(f) to recover from Lessee all Costs paid or incurred by Lessor as a result of such breach, regardless of whether or not legal proceedings are actually commenced;

(g) to immediately or at any time thereafter, and with or without notice, at Lessor’s sole option but without any obligation to do so, correct such Event of Default and charge Lessee all Costs incurred by Lessor therein. Any sum or sums so paid by Lessor, together with interest at the Default Rate, shall be deemed to be Additional Rental hereunder and shall be immediately due from Lessee to Lessor. Any such acts by Lessor in correcting Lessee’s Events of Default hereunder shall not be deemed to cure said breaches or defaults or constitute any waiver of Lessor’s right to exercise any or all remedies set forth herein;

(h) to immediately or at any time thereafter, and with or without notice, except as required herein, set off any money of Lessee held by Lessor under this Lease or any other Transaction Document or any Other Agreement against any sum owing by Lessee hereunder;

(i) to use the Security Deposit as described in Section 4.08 hereof;

(j) Without limiting the generality of the foregoing or limiting in any way the rights of Lessor under this Lease or otherwise under applicable Laws, at any time after the occurrence, and during the continuance, of an Event of Default, Lessor shall be entitled to apply for and have a receiver appointed under applicable Law by a court of competent jurisdiction (by ex parte motion for appointment without notice) in any action taken by Lessor to enforce its rights and remedies hereunder in order to protect and preserve Lessor’s interest under this Lease or in the Property and the Personalty, and in connection therewith, LESSEE HEREBY IRREVOCABLY CONSENTS TO AND WAIVES ANY RIGHT TO OBJECT TO OR OTHERWISE CONTEST THE APPOINTMENT OF A RECEIVER AFTER THE OCCURRENCE, AND DURING THE CONTINUANCE, OF AN EVENT OF DEFAULT; and/or

(k) to seek any equitable relief available to Lessor, including, without limitation, the right of specific performance.

Section 12.03. Cumulative Remedies. All powers and remedies given by Section 12.02 to Lessor, subject to applicable Law, shall be cumulative and not exclusive of one another or of any other right or remedy or of any other powers and remedies available to Lessor under this Lease, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements of Lessee contained in this Lease, and no delay or omission of Lessor to exercise any right or power accruing during the occurrence and continuation of any Event of Default shall impair any other or subsequent Event of Default or impair any rights or remedies consequent thereto. Every power and remedy given by this Section or by Law to Lessor may be exercised from time to time, and as often as may be deemed expedient, by Lessor, subject at all times to Lessor’s right in its sole judgment to discontinue any work commenced by Lessor or change any course of action undertaken by Lessor.

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Section 12.04. Lessee Waiver. Lessee hereby expressly waives, for itself and all Persons claiming by, through and under Lessee, including creditors of all kinds, (a) any right and privilege which Lessee has under any present or future Legal Requirements to redeem the Property or to have a continuance of this Lease for the Lease Term after termination of Lessee’s right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease; (b) the benefits of any present or future Legal Requirement that exempts property from liability for debt or for distress for rent; and (c) any present or future Legal Requirement relating to notice or delay in levy of execution in case of eviction of a tenant for nonpayment of rent.

ARTICLE XIII

Mortgage, Subordination and Attornment

Section 13.01. Liens.

(a) Lessor’s interest in this Lease and/or the Property shall not be subordinate to any liens or encumbrances placed upon the Property by or resulting from any act of Lessee, and nothing herein contained shall be construed to require such subordination by Lessor. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE OR ALLOW TO BE PLACED ANY LIEN, MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, SECURITY INTEREST OR, EXCEPT AS SET FORTH IN SECTION 7.03, ENCUMBRANCE OF ANY KIND UPON ALL OR ANY PART OF THE PROPERTY OR EXCEPT AS SET FORTH BELOW, LESSEE’S LEASEHOLD INTEREST THEREIN, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID.

(b) Notwithstanding the foregoing, Lessor acknowledges and agrees:

(i) that Lessor and FVP Servicing, LLC, a Delaware limited liability company, as administrative agent (“Feenix”) have entered into that certain Consent Agreement dated as of the Effective Date (the “Feenix Consent”), whereby Lessor has acknowledged and agreed to provide certain rights and remedies for the benefit of Feenix in connection with this Lease and Disbursement Agreement as further set forth in the Feenix Consent;

(ii) that Lessee shall have the right to obtain equipment financing, a line of credit and other similar types of financing so long as no lien in connection therewith is placed on the Property or the Personalty unless such lien is subordinated to this Lease (such permitted financing by Lessee being referred to as “Lessee Financing”). In connection with any such Lessee Financing, upon Lessee’s request, Lessor shall reasonably cooperate with Lessee at no cost to Lessor and shall provide such reasonable assurances to Lessee’s financing parties providing such Lessee Financing, that they will (i) have access to their respective collateral which does not constitute the Property or the Personalty, and (ii) have the right to remove such Collateral to the extent located at the Property within thirty (30) days after termination of this Lease; and.

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(iii) that upon the occurrence of an Insolvency Event of Lessor resulting in Lessor failing to fund the Disbursements under the Disbursement Agreement, Lessee may, without the consent of Lessor, mortgage or otherwise encumber the leasehold interest of Lessee in the Property pursuant to this Lease (a “Leasehold Mortgage”). In connection with the Leasehold Mortgage, Lessor shall enter into a landlord agreement with Lessee’s lender (the “Leasehold Lender”) with terms reasonably acceptable to Lessor, Lessee and the Leasehold Lender.

Section 13.02. Subordination Non-Disturbance and Attornment Agreement.

(a) Lessor, Citibank NA, as Lessor’s agent and Lessee have executed that certain Subordination and Non Disturbance Agreement dated as of the Effective Date and recorded in the county records in the county in which the Property is located (the “SNDA”) whereby the parties to the SNDA have agreed this Lease is subordinate to the lien of any Mortgage, subject to the express condition that Lessee shall have the right to remain in possession of the Property under the terms of this Lease (including the terms of the Feenix Consent) and that the Disbursement Agreement shall remain in full force and effect and shall be binding on any Successor Lessor (as defined below), notwithstanding any default under such Mortgage, or after the foreclosure of such Mortgage.

(b) As set forth in the SNDA, in the event any purchaser or assignee of any Lender at a foreclosure sale acquires title to the Property, or in the event that any Lender or any purchaser or assignee otherwise succeeds to the rights of Lessor as landlord under this Lease in connection with a foreclosure or deed in lieu of foreclosure or otherwise (in either event, a “Successor Lessor”), such Successor Lessor shall assume and shall automatically be deemed to have assumed all of Lessor’s obligations under this Lease, the Feenix Consent and Disbursement Agreement from and after the effective date of such foreclosure or deed in lieu of foreclosure and Lessee shall attorn to such Successor Lessor, shall recognize the Successor Lessor as lessor under this Lease, and this Lease (and Lessee’s rights hereunder including the rights under the Disbursement Agreement) shall continue in full force and effect as a direct lease between the Successor Lessor and Lessee. Such attornment shall in no way diminish or impair Lessee’s rights and remedies against Lessor (all of which Lessee may continue to assert against the Successor Lessor), or require Lessee to waive any default by Lessor.

Section 13.03. Execution of Additional Documents. Although no future instrument shall be required, upon request by Lessor, Lessee or Successor Lessor, the parties shall execute and deliver such additional reasonable instruments as may be reasonably required for such purposes, including obtaining an additional SNDA from any subsequent lender of Lessor (in form and substance similar to the SNDA executed as of the Effective Date), provided, however, such documents shall not increase the liabilities or obligations of Lessee nor diminish Lessee’s rights hereunder, including but not limited to the rights set forth in the Disbursement Agreement.

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ARTICLE XIV

Assignment

Section 14.01. Assignment by Lessor. As a material inducement to Lessor’s willingness to enter into the transactions contemplated by this Lease (the “Transaction”) and the other Transaction Documents, Lessee hereby agrees that Lessor may, from time to time and at any time and without the consent of Lessee, engage in all or any combination of the following, or enter into agreements in connection with any of the following or in accordance with requirements that may be imposed by applicable securities, tax or other Laws: (a) the sale, assignment, grant, conveyance, transfer, financing, re-financing, purchase or re-acquisition of the Property, this Lease or any other Transaction Document, Lessor’s right, title and interest in this Lease or any other Transaction Document, the servicing rights with respect to any of the foregoing, or participations in any of the foregoing; or (b) a Securitization and related transactions; provided, however, notwithstanding anything to the contrary, any assignment of this Lease must also include an assignment of the Disbursement Agreement and any party receiving an assignment of this Lease must also receive an assignment of the Disbursement Agreement and agree to be bound by both this Lease and the Disbursement Agreement. Without in any way limiting the foregoing, the parties acknowledge and agree that Lessor, in its sole discretion, may assign this Lease or any interest herein to another Person in order to maintain Lessor’s or any of its Affiliates’ status as a REIT. In the event of any such assignment other than a security assignment, Lessee shall attorn to such assignee (so long as Lessor and such assignee notify Lessee in writing of such transfer and such assignee expressly assumes in writing the obligations of Lessor hereunder from and after the date of such assignment). At the request of Lessor, Lessee will execute such documents confirming the sale, assignment or other transfer and such other agreements as Lessor may reasonably request, provided that the same do not increase the liabilities and obligations of Lessee nor diminish Lessee’s rights hereunder. Provided that the Security Deposit and all other reserves, awards, proceeds and impounds being held by Lessor for the account of Lessee have been conveyed to the successor owner or assignee, Lessor shall be relieved, from and after the date of such transfer or conveyance in accordance with this Section 14.01, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

Section 14.02. Assignment by Lessee. Lessee acknowledges that Lessor has relied both on the business experience and creditworthiness of Lessee and upon the particular purposes for which Lessee intends to use the Property in entering into this Lease. Lessee shall not assign, transfer, convey, pledge or mortgage this Lease or any interest herein or any interest in Lessee (other than an acquisition of the Ownership Interest by Feenix or its designee or nominee as set forth in the Feenix Consent), whether by operation of Law or otherwise, without the prior written consent of Lessor, such consent not to be unreasonably withheld, conditioned or delayed and shall be based upon the creditworthiness and industry experience of the proposed assignee or transferee. At the time of any assignment of this Lease which is approved by Lessor, the assignee shall assume all of the obligations of Lessee under this Lease pursuant to a written assumption agreement in form and substance reasonably acceptable to Lessor. Such assignee shall recertify such representations and warranties subject to any reasonable qualifications and modifications which pertain to such assignee and which exist as of the date of such assignment. Such assignment of this Lease pursuant to this Section 14.02 shall not relieve Lessee of its obligations respecting this Lease unless otherwise agreed to by Lessor. Any assignment, transfer, conveyance, pledge or mortgage in violation of this Section 14.02 shall be voidable at the sole option of Lessor. Any consent to an assignment given by Lessor hereunder shall not be deemed a consent to any subsequent assignment.

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Section 14.03. No Sale of Assets. Without the prior written consent of Lessor, such consent not to be unreasonably withheld, conditioned or delayed Lessee shall not sell all or substantially all of Lessee’s assets. Any sale of Lessee’s assets in violation of this Section 14.03, shall be voidable at the sole option of Lessor. Any consent to a sale of Lessee’s assets given by Lessor hereunder shall not be deemed a consent to any subsequent sale of Lessee’s assets.

Section 14.04. Subletting.

(a) Lessee shall not sublet any or all of the Property without the prior written consent of Lessor, such consent not to be unreasonably withheld, conditioned or delayed and any purported subletting without such consent shall be void; provided, however, that Lessee may sublease, without Lessor’s consent, (a) to an Affiliate, (b) up to 5% of the land and up to 10% of the total square footage of all of the buildings on the Property in the aggregate or (c) the Preapproved Subleases, (each such sublease described in this Section 14.03, individually, a “Sublease” and collectively, “Subleases”, and each subtenant thereunder, individually a “Subtenant” and collectively, “Subtenants”) so long as each Sublease contains the following provisions: (i) the Sublease is subject and subordinate to this Lease; (ii) the Sublease shall not contain any terms inconsistent with this Lease (or if so, the terms of this Lease shall control); (iii) the rent due under any Sublease shall be fixed rent and shall not be based on the net profits of any Subtenant; (iv) unless otherwise mutually agreed upon by Lessor and the related Subtenant, the Sublease shall terminate upon the expiration or sooner termination of this Lease (including any renewals hereof), provided that the related Subtenant agrees to attorn to Lessor if Lessor elects to assume the Sublease following a termination of this Lease; and (v) Lessee shall at all times remain liable under this Lease irrespective of any Sublease.

(b) Lessee covenants and agrees that (1) Lessee shall observe and timely perform all of its obligations as the landlord or sublandlord under each Sublease in compliance with the terms thereof; (2) Lessee shall not assign all or part of any Sublease without the prior written consent of Lessor; (3) Lessee shall promptly provide Lessor with any notice of default received from Lessee by any Subtenant or any notice of default sent by Lessee to any Subtenant; (4) Lessee shall furnish Lessor with any and all information requested by Lessor reasonably necessary for a determination of the status of any Sublease; (5) Lessee shall provide Lessor with copies of any and all Subleases and/or amendments to Subleases within five (5) Business Days of execution thereof.

(c) As security for the payment and performance by Lessee of its obligations under this Lease, Lessee hereby assigns, transfers, sets over and grants to Lessor, a security interest in any and all of Lessee’s right, title and interest, powers, privileges and other benefits as landlord under the Sublease which may be exercised at any time an Event of Default exists and is continuing, including, without limitation: (a) rent and proceeds thereof; (b) the right to enter upon, take possession of and use any and all property subleased or granted by Lessee under the Sublease; (c) the right to make all waivers and agreements, to give all notices, consents and releases, to take all action upon the happening of any default giving rise to a right in favor of Lessee under the Sublease; and (d) the right to do any and all other things whatsoever which Lessee is or may become entitled to do under the Sublease. Upon the occurrence of and during the continuance of an Event of Default hereunder, Lessee agrees that, at the option of Lessor and in addition to such other rights and remedies as may be afforded to Lessor under this Lease, Lessor shall have the right, without giving notice to or obtaining the consent of Lessee, to exercise, enforce or avail itself of any of the rights, powers, privileges, authorizations or benefits assigned and transferred to Lessor pursuant to this Section 14.04, including, without limitation, the right to collect all amounts due under the Sublease. From and after the occurrence of and during the continuance of an Event of Default, Lessee does hereby irrevocably appoint Lessor as Lessee’s true and lawful attorney, with full power (in the name of Lessee or otherwise) to ask, require, demand, receive and give acquittance for every payment under or arising out of the Sublease to which Lessee is or may become entitled. Lessee declares that this appointment is coupled with an interest and shall be irrevocable by Lessee. Lessee further agrees to execute any and all other instruments deemed reasonably necessary by Lessor to further the intent of the foregoing assignment and to vest Lessor in the Sublease. Notwithstanding any provision contained in this Section 14.04, (i) Lessor shall not be obligated to perform or discharge any obligation, duty or liability under the Sublease by reason of the foregoing assignment; and (ii) Lessor shall not be liable or responsible for, and Lessee agrees to indemnify and hold Lessor harmless from and against any liability, loss, cost or damage, claim or demand against Lessor arising, directly or indirectly, from or related to the Sublease except to the extent resulting from the gross negligence or willful misconduct of any Indemnified Party.

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ARTICLE XV

Notices

Section 15.01. Notices. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Lease shall be in writing and given by any one of the following: (a) hand delivery; (b) express overnight delivery service; (c) certified or registered mail, return receipt requested; or (d) email transmission, and shall be deemed to have been delivered upon (i) receipt, if hand delivered; (ii) the next Business Day, if delivered by a reputable express overnight delivery service; (iii) the fifth (5th) Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested; or (iv) transmission, if delivered by email transmission (if email transmission sent after 5:00pm EST, such transmission shall be deemed sent the next Business Day), provided, however, that any notices of termination or of default must also be sent by one of the other methods of delivery set forth in this Section). Notices shall be provided to the parties and addresses (or electronic mail addresses) specified below:

If to Lessee:	Altitude Hospitality LLC 4500 SE Pine Valley St. Port St. Lucie, FL 34952 Attention: Greg Breunich Email: gcb@altdintl.com

If to Lessor:	STORE Capital Acquisitions, LLC 8377 E. Hartford Drive, Suite 100 Scottsdale, AZ 85255 Attention: Asset Management Email: customerservice@storecapital.com

With a copy to:

Kutak Rock LLP

1801 California Street, Suite 3000

Denver, CO 80202

Attention: Kelly G. Reynoldson, Esq. and Nathan P. Humphrey, Esq.

Email: kelly.reynoldson@kutakrock.com;

and nathan.humphrey@kutakrock.com

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

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ARTICLE XVI

LESSOR’s Lien / Security Interest

Section 16.01. Lessor’s Lien and Security Interest. Lessee agrees that Lessor shall have and hereby separately grants to Lessor, a first priority landlord’s lien, in, on and against all of Lessee’s right, title and interest in, to and under all Personalty and the Security Deposit and Capital Replacement Reserve Funds, which lien and security interest shall secure the payment of all Rental and other Monetary Obligations payable by Lessee to Lessor under the terms hereof and all other obligations of Lessee to Lessor under this Lease. Lessee agrees that Lessor may file such documents as Lessor then deems appropriate or necessary to perfect and maintain said lien and security interest, and expressly acknowledges and agrees that, in addition to any and all other rights and remedies of Lessor whether hereunder or at Law or in equity, upon the occurrence of and during the continuation of an Event of Default hereunder, Lessor shall have any and all rights and remedies granted a secured party under the Uniform Commercial Code then in effect in the state where the Property is located. Lessee covenants to promptly notify Lessor of any changes in Lessee’s name and/or organizational structure which may necessitate the execution and filing of additional financing statements; provided, however, the foregoing shall not be construed as Lessor’s consent to such changes.

Lessee hereby ratifies its authorization for Lessor or any of its Affiliates to have filed in any Uniform Commercial Code jurisdiction any initial financing statement and any amendments thereto covering the Personalty pledged herein, if filed prior to the Effective Date.

ARTICLE XVII

MISCELLANEOUS

Section 17.01. Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, acts of God, pandemic, epidemic, enemy or hostile governmental action, civil commotion, fire or other casualty or event beyond the control of the party obligated to perform (each, a “Force Majeure Event”) shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, expressly excluding, however, the obligations imposed upon Lessee with respect to Rental and other Monetary Obligations to be paid hereunder.

Section 17.02. No Merger. There shall be no merger of this Lease nor of the leasehold estate created by this Lease with the fee estate in or ownership of the Property by reason of the fact that the same person, corporation, firm or other entity may acquire or hold or own, directly or indirectly, (a) this Lease or the leasehold estate created by this Lease or any interest in this Lease or in such leasehold estate, and (b) the fee estate or ownership of the Property or any interest in such fee estate or ownership. No such merger shall occur unless and until all persons, corporations, firms and other entities having any interest in (i) this Lease or the leasehold estate created by this Lease, and (ii) the fee estate in or ownership of the Property or any part thereof sought to be merged shall join in a written instrument effecting such merger and shall duly record the same.

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Section 17.03. Interpretation. Lessor and Lessee acknowledge and warrant to each other that each has been represented by independent counsel and has executed this Lease after being fully advised by said counsel as to its effect and significance. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of a covenant.

Section 17.04. Characterization. Lessor and Lessee intend that the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between Lessor and Lessee, the Lease has been entered into by both parties in reliance upon the economic and legal bargains contained herein, and none of the agreements contained herein is intended, nor shall the same be deemed or construed, to create a partnership (de facto or de jure) between Lessor and Lessee, to make them joint venturers, to make Lessee an agent, legal representative, partner, subsidiary or employee of Lessor, nor to make Lessor in any way responsible for the debts, obligations or losses of Lessee.

Section 17.05. Disclosures.

(a) Securities Act or Exchange Act. The parties agree that, notwithstanding any provision contained in this Lease, any party (and each party’s Affiliate and each employee, representative or other agent of any party or their respective Affiliates) may disclose to any and all persons, without limitation of any kind, any matter required under the Securities Act or the Exchange Act.

(b) Lessor Advertising and Related Publications. Subject to the prior written consent of Lessee, not to be unreasonably withheld, conditioned or delayed, Lessor may use, Lessee’s name, trademarks, logos, pictures of stores and signage, and basic Transaction information (collectively “Lessee’s Information”) solely in connection with Lessor’s sales, advertising, and press release materials, including on Lessor’s website. Lessee’s consent shall be deemed authorization for the limited use of Lessee’s Information by Lessor under all applicable copyright and trademark laws.

(c) Public Disclosures. Except as required by Law, neither Lessor nor Lessee shall make any public disclosure, including press releases or any form of media release, of this Lease Agreement or any transactions relating hereto without the prior written consent of the other party, such consent not to be unreasonably withheld, conditioned or delayed.

Section 17.06. Attorneys’ Fees. In the event of any judicial or other adversarial proceeding concerning this Lease, to the extent permitted by Law, the prevailing party shall be entitled to recover all of its reasonable attorneys’ fees and other Costs in addition to any other relief to which it may be entitled. In addition, the prevailing party shall, upon demand, be entitled to all attorneys’ fees and all other Costs incurred in the preparation and service of any notice or demand hereunder, whether or not a legal action is subsequently commenced.

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Section 17.07. Memorandum of Lease. Concurrently with the execution of this Lease, Lessor and Lessee are executing Lessor’s standard form memorandum of lease in recordable form, indicating the names and addresses of Lessor and Lessee, a description of the Property, the Lease Term, but omitting Rental and such other terms of this Lease as Lessor may not desire to disclose to the public.

Section 17.08. No Brokerage. Except as disclosed to in that certain Purchase and Sale Agreement between Lessor and Lessee dated on or about the date hereof, Lessor and Lessee represent and warrant to each other that they have had no conversation or negotiations with any broker concerning the leasing of the Property. Each of Lessor and Lessee agrees to protect, indemnify, save and keep harmless the other, against and from all liabilities, claims, losses, Costs, damages and expenses, including attorneys’ fees, arising out of, resulting from or in connection with their breach of the foregoing warranty and representation.

Section 17.09. Waiver of Jury Trial and Certain Damages. LESSOR AND LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LESSOR AND LESSEE, LESSEE’S USE OR OCCUPANCY OF THE PROPERTY, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, LESSOR AND LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER PARTY AND ANY OF THE AFFILIATES, OFFICERS, DIRECTORS, MEMBERS, MANAGERS OR EMPLOYEES OF LESSOR OR LESSEE, AS APPLICABLE, OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY LESSOR AND LESSEE OF ANY RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

Section 17.10. Intentionally deleted.

Section 17.11. State-Specific Provisions. The provisions and/or remedies which are set forth on the attached Exhibit D shall be deemed a part of and included within the terms and conditions of this Lease.

Section 17.12. Time is of the Essence; Computation. Subject to Section 17.01, time is of the essence with respect to each and every provision of this Lease. If any deadline provided herein falls on a non-Business Day, such deadline shall be extended to the next day that is a Business Day.

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Section 17.13. Waiver and Amendment. No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion. No acceptance by Lessor of an amount less than the Rental and other Monetary Obligations stipulated to be due under this Lease shall be deemed to be other than a payment on account of the earliest such Rental or other Monetary Obligations then due or in arrears nor shall any endorsement or statement on any check or letter accompanying any such payment be deemed a waiver of Lessor’s right to collect any unpaid amounts or an accord and satisfaction.

Section 17.14. Successors Bound. Except as otherwise specifically provided herein, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of each of the parties hereto.

Section 17.15. Captions. Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

Section 17.16. Other Documents. Each of the parties agrees to sign such other and further documents as may be necessary to carry out the intentions expressed in this Lease.

Section 17.17. Entire Agreement. This Lease and any other instruments or agreements referred to herein, including the Disbursement Agreement, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided.

Section 17.18. Forum Selection; Jurisdiction; Venue; Choice of Law. For purposes of any action or proceeding arising out of this Lease, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the state where the Property is located. Lessee consents that it may be served with any process or paper by registered mail or by personal service within or without the state where the Property is located in accordance with applicable Law. Furthermore, Lessee waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. This Lease shall be governed by, and construed with, the Laws of the State of Florida, without giving effect to any state’s conflict of Laws principles.

Section 17.19. Counterparts. This Lease may be executed in one or more counterparts, each of which shall be deemed an original. Furthermore, the undersigned agree that transmission of a fully executed copy of this Lease via e-mail in a “.pdf” or other electronic format shall be deemed transmission of the original Lease for all purposes.

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ARTICLE XVIII

PURCHASE OPTION

Section 18.01. Option. Beginning on the date which is thirty-six (36) months following the PIP Completion and for a period of up to four (4) years thereafter, Lessee shall have the option to give Lessor written notice (an “Option Notice”) of Lessee’s election to purchase the Property for a price equal to the Option Price (the “Option”). The “Option Price” shall mean the greater of (i) 110% of Lessor’s Total Investment; or (ii) the then current Base Annual Rental divided by the Applicable Cap Rate; provided however, in the event of any rental reduction or deferment, the Base Annual Rental shall mean the Base Annual Rental which would have been in effect at the time of the Option Notice without taking into account such reduction or deferment. The closing for such purchase (the “Option Closing”) must occur within ninety (90) days following Lessor’s receipt of the Option Notice. Lessee shall receive a credit at the Option Closing toward the Option Price in the amount of the Security Deposit, the Capital Replacement Reserve and all other reserves and deposits funded to Lessor by Lessee to the extent such amounts have not otherwise been applied by Lessor in accordance with this Lease.

Section 18.02. Closing. Upon exercise of this option, Lessor and Lessee shall open a new escrow account with a recognized title insurance company mutually agreeable by the parties in their reasonable discretion and shall enter into a purchase and sale agreement in form reasonably acceptable to both parties, but which must be consistent with this Section 18.02; provide, however, that failure to enter into such purchase contract shall not affect such option to purchase or the parties obligations hereunder. Such escrow shall be subject to the standard escrow instructions of the escrow agent, to the extent they are not inconsistent herewith. At or before the close of escrow, Lessor and Lessee shall delivered customary closing documents, including: (i) a special or limited warranty deed from Lessor conveying to Lessee all of Lessor’s right, title and interest in the Properties free and clear of all liens and encumbrances except liens for taxes and assessments and easements, covenants and restrictions of record which were attached to the Property immediately prior to closing under the Purchase Agreement, attached during the Lease Term through Lessee’s action or inaction, as the case may be, have been granted by Lessor in lieu of a taking by the power of eminent domain or the like, or have been approved by Lessee; (ii) a FIRPTA Certification from Lessor; (iii) Owner’s Affidavit from Lessor acceptable to the title insurance company to delete the construction lien, parties in possession and gap exceptions in the owner’s title insurance policy; and (iv) documents evidencing the parties’ authority to execute the closing documents, as approved by the title insurance company. Lessor shall be obligated to cure any title defects which are not permitted under this Section 18.02. In the event Lessor is unable to convey title as required by this Section 18.02 or Lessor is otherwise in breach of its obligations under this Article XVIII, Lessee shall have the right to (i) accept such title as Lessor can convey, (ii) elect not to consummate its exercise of the option and/or (iii) pursue specific performance. All Costs incurred in connection with Lessee’s exercise of the option, including, but not limited to, escrow fees, title insurance fees, recording costs or fees, reasonable attorneys’ fees (including those of the Lessor), appraisal fees, stamp taxes and transfer fees shall be borne by Lessee. Lessee shall continue to pay and perform all of its obligations under this Lease until the close of escrow. The purchase price paid by Lessee in exercising this option shall be paid to Lessor or to such person or entity as Lessor may direct at closing in immediately available funds. The closing date may be extended in Lessee’s sole election, but without any obligation to do so, to give Lessor additional time to cure any title defects. If either party is in default of its obligations under this Article XVIII, the defaulting party shall have a one-time right to extend the closing date for a reasonable period of time (not to exceed thirty (30) days) to cure such default provided that the defaulting party seeking such extension gives notice to the other party prior to the scheduled closing date and is diligently seeking to cure such title defect, breach or default. In the case of any mortgage or other monetary lien (or payment obligation required to be made in order to convey title to the Property to Lessee as required in this Section) arising by, through or under Lessor (but not arising by, through or under Lessee), the escrow agent shall first apply the purchase price to the payment of such mortgage or monetary lien or obligation, and the balance shall be paid over to Lessor at closing.

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Section 18.03. Termination of Option. Notwithstanding anything to the contrary, Lessee’s rights under this Article 18 shall terminate and be null and void and of no further force and effect if this Lease terminates or the Initial Term expires before the exercise of the Option, except that in the event this Lease terminates prior to the end of the Initial Term or any Extension Term, then at Lessee’s election which may be exercised by written notice given to Lessor at least ten (10) Business Days prior to such termination, Lessee may exercise its Option to purchase the Property for a price equal to the Option Price and otherwise in accordance with the provisions of this Article XVIII. If Lessee does not exercise such Option, then Lessee shall execute a quitclaim deed and/or such other documents as Lessor shall reasonably request evidencing the termination of Lessee’s right under this Article XVIII. In any such event, Lessee shall execute such documents as Lessor shall reasonably request evidencing the termination of Lessee’s right under this Article XVIII.

Section 18.04. Assignment of Option. Lessee may not sell, assign, transfer, hypothecate or otherwise dispose of the option granted herein or any interest therein, except (i) in conjunction with a permitted assignment of Lessee’s entire interest herein and then only to the assignee thereof (ii) to an Affiliate of Lessee with prior written notice thereof to Lessor or (iii) in conjunction with a transaction permitted under the Feenix Consent. Any attempted assignment of this option which is contrary to the terms of this Section shall be void.

Section 18.05. No Prohibited Transaction. Notwithstanding the foregoing, in the event that Lessor reasonably determines in good faith, based upon the advice of counsel, that the Option would cause Lessor to recognize income or gain from a “prohibited transaction” as defined under Section 857(b)(6) of the Internal Revenue Code of 1986, as amended, then the Option described in this Section may not be exercised by Lessee until such time as the facts giving rise to the prohibited transaction can be resolved in a manner reasonably satisfactory to Lessor in its good faith determination.

ARTICLE XIX

RIGHT OF FIRST REFUSAL

Section 19.01. Offer. Subject to the terms and conditions set forth in this Article XIX, if Lessor desires to sell the Property and receives a bona fide written offer from a third party (“Third Party Purchaser”) which offer is in all respects acceptable to Lessor and the Third Party Purchaser and Lessor have executed a letter of intent (“Third Party Offer”), Lessor shall deliver a complete copy of such bona fide third party offer to Lessee. Within ten (10) days of Lessee’s receipt of such Third Party Offer from Lessor, and a written statement of Lessor’s desire to sell the Property in accordance with such Third Party Offer, Lessee shall have the right to deliver an offer to Lessor (the “Purchase Offer”) to purchase Lessor’s interest in any such Property for the amount (the “Subject Purchase Price”) and on the terms set forth in the Third Party Offer to purchase such Property except as otherwise agreed in this Article XIX. Lessee shall complete such purchase, subject to the satisfaction of each of the terms and conditions set forth in the Third Party Offer except as otherwise set forth in this Article XIX.

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Section 19.02. Conditions Precedent.

(a) The purchase of Lessor’s interest in a Property pursuant to Section 19.01 shall be subject to the fulfillment of all of the following terms and conditions: (1) any monetary Event of Default which may exist shall be required to be cured at or prior to the closing of Lessee’s purchase of the Property pursuant to this Article XIX (“Closing”); (2) at Closing, Lessee shall have paid to the escrow agent the Subject Purchase Price, together with all Rental and other Monetary Obligations then due and payable under this Lease as of the date of the closing of such purchase; (3) in addition to payment of the Subject Purchase Price, Lessee shall have satisfied its obligations under Section 19.03 below; and (4) the date of the closing of such purchase shall occur on the date set forth in the Third Party Offer.

(b) On the date of the closing of the purchase of a Property pursuant to this Section (the “Purchase Closing Date”), subject to satisfaction of the foregoing conditions: (1) this Lease shall be deemed terminated and Lessee shall receive a credit or reimbursement of its Security Deposit, its Capital Replacement Reserve and all other reserves and deposits funded to Lessor by Lessee to the extent such amounts have not otherwise been applied by Lessor in accordance with this Lease; provided, however, such termination shall not limit Lessee’s obligations to Lessor under any indemnification provisions of this Lease and Lessee’s obligations to pay any Monetary Obligations (whether payable to Lessor or a third party) accruing under this Lease with respect to such Property prior to the Purchase Closing Date shall survive the termination of this Lease; and (2) Lessor shall convey such Property as set forth in the Third Party Offer.

Section 19.03. Costs. Lessee shall be solely responsible for the payment of all Costs resulting from any proposed purchase pursuant to this Article XIX, regardless of whether the purchase is consummated, including, without limitation, to the extent applicable, the cost of title insurance and endorsements, including, survey charges, stamp taxes, mortgage taxes, transfer taxes and fees, escrow and recording fees, taxes imposed on Lessor as a result of such purchase, the attorneys’ fees of Lessee and the reasonable attorneys’ fees and expenses of counsel to Lessor.

Section 19.04. Termination of Right. NOTWITHSTANDING ANYTHING TO THE CONTRARY, LESSEE’S RIGHTS UNDER THIS ARTICLE XIX SHALL TERMINATE AND BE NULL AND VOID AND OF NO FURTHER FORCE AND EFFECT IF (i) LESSEE FAILS TO EXERCISE THE RIGHT GRANTED PURSUANT TO THIS ARTICLE, AND THE SALE TO THE THIRD PARTY PURCHASER IS CONSUMMATED; (ii) THIS LEASE TERMINATES (AND NO NEW LEASE (AS DEFINED IN THE FEENIX CONSENT) IS ENTERED INTO IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE FEENIX CONSENT) OR THE LEASE TERM EXPIRES; (iii) THE PROPERTY IS SOLD OR TRANSFERRED PURSUANT TO THE EXERCISE OF A PRIVATE POWER OF SALE OR JUDICIAL FORECLOSURE OR ACCEPTANCE OF A DEED IN LIEU THEREOF; OR (iv) AN EVENT OF DEFAULT EXISTS AND CONTINUES BEYOND ALL NOTICE AND CURE PERIODS PROVIDED HEREIN AND IN THE FEENIX CONSENT. IN ANY SUCH EVENT, LESSEE SHALL EXECUTE A QUITCLAIM DEED AND SUCH OTHER DOCUMENTS AS LESSOR SHALL REASONABLY REQUEST EVIDENCING THE TERMINATION OF ITS RIGHT UNDER THIS SECTION 19.04.

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Section 19.05. Attornment; Reinstatement of Rights. If Lessee does not deliver its Purchase Offer to purchase the Property, Lessor shall have the right to convey the Property and assign this Lease and, if still in effect, the Disbursement Agreement, to the Third Party Purchaser on the same terms as set forth in the Third Party Offer. In such event, Lessee will attorn to such Third Party Purchaser as Lessor so long as such Third Party Purchaser and Lessor notify Lessee in writing of such transfer and provide Lessee with a copy of the conveyance documents, settlement statement and final Third Party Offer together with any amendments thereto. At the request of Lessor, Lessee will execute such documents confirming the agreement referred to above and such other agreements as Lessor may reasonably request, provided that such agreements do not increase the liabilities and obligations of Lessee hereunder. If Lessor desires to convey the Property on terms that are different from those set forth in the Third Party Offer presented to Lessee, Lessee’s rights under this Article XIX shall be reinstated, Lessor shall notify Lessee in writing of such change, and Lessee shall have the right to make a Purchase Offer based on the terms of the amended Third Party Offer. Any sale or assignment by Lessor in violation of the provisions set forth in this Article XIX shall be void.

Section 19.06. Exclusions. The provisions of this Article XIX shall not apply to or prohibit (i) any mortgages or other hypothecation of Lessor’s interest in the Property; (ii) any sale of the Property pursuant to a private power of sale under or judicial foreclosure of any mortgage or other security instrument or device to which Lessor’s interest in the Property is now or hereafter subject; (iii) any transfer of Lessor’s interest in the Property to a mortgagee or other holder of a security interest therein or their designees by deed in lieu of foreclosure; (iv) any transfer of the Property to any Affiliate of Lessor; (v) any transfers of interests in Lessor by any member, shareholder, partner or other owner to any other member, shareholder, partner or other owner; and (vi) any transfers to any Person to whom Lessor sells all or substantially all of its assets.

ARTICLE XX

MARINA USE

Section 20.01. Definitions. The following terms shall have the following meanings for all purposes in this Article:

“Marina” means the small craft harbor complex consisting of docks, boat slips, and other improvements located on the Submerged Lands.

“Submerged Lands” means the land leased by the Submerged Lands Lease.

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Section 20.02. Application for the Submerged Lands Lease. Lessee agrees that within five (5) Business Days following the date on which Lessor supplies the completed and signed documentation together with any other information requested by Lessee (which request shall be made within five (5) Business Days after the Effective Date), Lessee will apply to the Division of State Lands, State of Florida Department of Environmental Protection (“FDEP”) as agent for the Board under the Submerged Lands Lease, for a reissuance of same to Lessor. Lessee acknowledges that it must submit to FDEP a copy of the recorded deed vesting title to the Property in Lessor, a completed Billing Information Form and a completed Financial Affidavit (such forms being promulgated by the FDEP) together with any fees required by FDEP in connection with such application. Lessor shall work with Lessee to promptly provide all required information required of Lessor in order to complete the FDEP forms. Lessee shall promptly provide to Lessor a copy of the application documentation and reasonable evidence that same has been timely submitted to FDEP. The Billing Information Form shall be completed so that FDEP’s billing shall be directed to Lessee, or such designee as directed by Lessee. Lessor shall promptly provide to Lessee a copy of the reissued Submerged Land Lease. In the event that Lessor receives any notices or communications from the Board or FDEP with respect to the Submerged Lands Lease or the Submerged Lands, Lessor shall promptly provide same to Lessee.

Section 20.03. Grant of Use. During the term of this Lease, Lessor hereby grants to Lessee the exclusive right to use the Submerged Lands and Marina during the Lease Term. All revenue generated from the Marina shall inure to and be retained by Lessee. Lessor has reserved unto itself and retains all littoral and riparian rights (subject to Lessee’s exclusive right to use the Submerged Lands and Marina) with respect to the upland Property subject to this Lease, as required by Florida Administrative Code Chapter 18-21.

Section 20.04. Compliance with Submerged Lands Lease Provisions. During the term of this Lease, Lessee shall be responsible for the payment of all annual lease fees and supplemental lease fees (and sales tax, if applicable) and all other payments that might become due and payable to the Board pursuant to the Submerged Lands Lease, and all maintenance, repair, replacement and reporting responsibilities of the Lessee under the Submerged Lands Lease. In this regard, Lessor shall promptly provide Lessee with any notices of payment due, notices of maintenance obligations or other notices received by Lessee with respect to the Submerged Lands Lease so that Lessee can take the appropriate action, as applicable. Lessor shall take no action nor direct any employee, agent, contractor or representative of Lessor to take any action in violation of the Submerged Lands Lease. Lessor will promptly remit all payments due under the Submerged Lands Lease as and when received from Lessee if Lessee is not properly allowed to remit payment directly to FDEP.

Section 20.05. Management. During the term of this Lease, Lessee may but shall not be required to, employ and contract with a management agent to operate the Marina on behalf of Lessee and to discharge Lessee’s obligations under this Article XX.

Section 20.06. Miscellaneous. Except as expressly provided in this Article XX, the provisions of this Lease shall apply to the Submerged Lands Lease, Submerged Lands, and the Marina.

ARTICLE XXI

RELEASE OF PROPERTY

Section 21.01. At any time during the term of Lease, Lessee may provide Lessor a written offer to purchase a portion of the Property (including, but not limited to the golf course and/or marina) (“Lessee Offer”). Lessor agrees to review and negotiate the Lessee Offer in a timely and commercially reasonable manner. In the event Lessor accepts the Lessee Offer, the parties agree to work in good faith to negotiate and execute all reasonable transaction documents in connection with a closing on the Lessee Offer.

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IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the date first above written.

LESSOR:

STORE CAPITAL ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ Carla Thoman

Printed Name:	Carla Thoman

Title:	Vice President

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IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the date first above written.

LESSEE:
ALTITUDE HOSPITALITY LLC, a Florida limited liability company

By:	/s/ Gregory C. Breunich

Printed Name:	Gregory C. Breunich

Title:	Manager

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EXHIBITS

Exhibit A:	Defined Terms

Exhibit B:	Legal Description and Street Address of the Property

Exhibit C:	Authorization Agreement – Pre-Arranged Payments

Exhibit D:	State-Specific Provisions

Schedule 9.03	Supplemental Financial Information

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EXHIBIT A

DEFINED TERMS

The following terms shall have the following meanings for all purposes of this Lease:

“Additional Rental” has the meaning set forth in Section 4.03.

“Adjustment Date” has the meaning set forth in Section 1.07.

“Affected Party” means each direct or indirect participant or investor in a proposed or completed Securitization, including, without limitation, any prospective owner, any rating agency or any party to any agreement executed in connection with the Securitization.

“Affiliate” means any Person which directly or indirectly controls, is under common control with or is controlled by any other Person. For purposes of this definition, “controls,” “under common control with,” and “controlled by” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

“Anti-Money Laundering Laws” means all applicable Laws, regulations and government guidance on the prevention and detection of money laundering, including, without limitation, (a) 18 U.S.C. §§ 1956 and 1957; and (b) the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., and its implementing regulations, 31 CFR Part 103.

“Applicable Cap Rate” means the then current Base Annual Rental divided by Lessor’s Total Investment, less 100 basis points.

“Approved Expenditures” has the meaning set forth in Section 4.09.

“Base Annual Rental” has the meaning set forth in Section 1.05.

“Base Monthly Rental” means an amount equal to 1/12 of the applicable Base Annual Rental.

“Business Day” means Monday through Friday, except a day on which banks located in Port St. Lucie, Florida, are closed for business.

“Capital Replacement Reserve Account” has the meaning set forth in Section 4.09.

“Capital Replacement Reserve Funds” has the meaning set forth in Section 4.09.

“Capital Reserve Disbursement Agreement” means a written agreement between Lessee and Lessor (or an Affiliate of Lessor) governing the disbursement of the Capital Replacement Reserve Funds with respect to certain approved improvements to the Property.

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“Casualty” means any loss of or damage to any property included within or related to the Property or arising from an adjoining property caused by an Act of God, fire, flood or other catastrophe.

“Code” means the Internal Revenue Code of 1986, as the same may be amended from time to time.

“Condemnation” means a Taking and/or a Requisition.

“Corporate Guarantor” means, collectively, Altitude International Holdings Inc., a New York corporation.

“Corporate Guaranty” means an unconditional guaranty of payment and performance in form and substance acceptable to Lessor and Corporate Guarantor.

“Costs” means all reasonable costs and expenses incurred by a Person, including, without limitation, reasonable attorneys’ fees and expenses, court costs, expert witness fees, costs of tests and analyses, travel and accommodation expenses, deposition and trial transcripts, copies and other similar costs and fees, brokerage fees, escrow fees, title insurance premiums, appraisal fees, stamp taxes, recording fees and transfer taxes or fees, as the circumstances require.

“Default Rate” means 13% per annum or the highest rate permitted by Law, whichever is less.

“Disbursement Agreement” means that certain Disbursement Agreement dated as of the Effective Date by and between Lessor and Lessee, whereby Lessor has agreed to fund up to $25,000,000 to Lessee for construction of improvements to the Property, subject to the terms and conditions contained therein.

“Effective Date” has the meaning set forth in the introductory paragraph of this Lease.

“Environmental Laws” means federal, state and local Laws, ordinances, common law requirements and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees having the effect of Law in effect now or in the future and including all amendments, that relate to Hazardous Materials, Regulated Substances, USTs, and/or the protection of human health or the environment, or relating to liability for or Costs of Remediation or prevention of Releases, and apply to Lessee and/or the Property.

“Environmental Liens” means any liens and other encumbrances imposed pursuant to any Environmental Law.

“Event of Default” has the meaning set forth in Section 12.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Extension Option” has the meaning set forth in Section 3.02.

“Extension Term” has the meaning set forth in Section 3.02.

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“Feenix Consent” has the meaning set forth in Section 13.01(b).

“Force Majeure Event” has the meaning set forth in Section 17.01.

“Franchise Agreement” means that certain TMH Worldwide, LLC Membership Agreement dated _________ by and between TMH Worldwide, LLC and Lessee, and subject to Lessor’s reasonable approval, not to be unreasonably withheld, conditioned or delayed, any new franchise agreement with any replacement Franchisor, and any amendments to any of the foregoing.

“Franchisor” means TMH Worldwide, LLC, a Delaware limited liability company, or its successors and permitted assigns, or any other brand with Lessor’s prior reasonable approval, not to be unreasonably withheld, conditioned or delayed.

“GAAP” means United States generally accepted accounting principles, consistently applied from period to period.

“Governmental Authority” means any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority of the United States, any state or any political subdivision thereof with authority to adopt, modify, amend, interpret, give effect to or enforce any federal, state and local Laws, statutes, ordinances, rules or regulations, including common law, or to issue court orders.

“Gross Revenue” means all monies or non-cash consideration received by Lessee, or any Affiliate or any party having an ownership interest in Lessee or an Affiliate of Lessee, or from any concessionaire, sublease or licensee relating to or derived from the operation of the Property as a Permitted Facility, without any deductions.

“Guarantor” means, collectively, Corporate Guarantor and Limited Guarantor, or any additional or replacement guarantor(s) approved by Purchaser (as landlord) in its sole and absolute discretion.

“Guaranty” means, collectively, the Corporate Guaranty and the Limited Guaranty.

“Hazardous Materials” means (a) oil, petroleum products, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other materials, contaminants or pollutants, the presence of which causes the Property to be in violation of any local, state or federal Law or regulation, or Environmental Law, or are defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “contaminants,” “pollutants,” or words of similar import under any applicable local, state or federal Law or under the regulations adopted, orders issued, or publications promulgated pursuant thereto, including, but not limited to: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601, et seq.; (ii) the Hazardous Materials Transportation Act, as amended, 49 U.S.C. § 5101, et seq.; (iii) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 6901, et seq.; and (iv) regulations adopted and publications promulgated pursuant to the aforesaid Laws; (b) asbestos in any form which is friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; (c) per- and poly-fluoroalkyl substances; (d) underground storage tanks; and (e) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority.

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“Indemnified Parties” means Lessor, its members, managers, officers, directors, shareholders, partners, employees, affiliates, subsidiaries, successors and assigns, including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of the assets and business of Lessor.

“Initial Term” has the meaning set forth in Section 3.01.

“Insolvency Event” means (a) making a general assignment for the benefit of creditors; (b) any proceeding being instituted by or against any Person (i) seeking to adjudicate it bankrupt or insolvent; (ii) seeking liquidation, dissolution, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Law relating to bankruptcy, insolvency, or reorganization or relief of debtors; or (iii) seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and in the case of any such proceeding instituted against any Person, either such proceeding shall remain undismissed for a period of one hundred twenty (120) days or any of the actions sought in such proceeding shall occur; or (c) any Person taking any corporate action to authorize any of the actions set forth above in this definition.

“Insurance Premiums” has the meaning in Section 6.04.

“Law(s)” means any constitution, statute, rule of law, code, ordinance, order, judgment, decree, injunction, rule, regulation, policy, requirement or administrative or judicial determination, even if unforeseen or extraordinary, of every duly constituted Governmental Authority, now or hereafter enacted or in effect.

“Lease Term” has the meaning described in Section 3.01.

“Legal Requirements” means the requirements of all present and future Laws (including, without limitation, Environmental Laws and Laws relating to accessibility to, usability by, and discrimination against, disabled individuals), all judicial and administrative interpretations thereof, including any judicial order, consent, decree or judgment, and all covenants, restrictions and conditions now or hereafter of record which may be applicable to Lessee or to the Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or restoration of the Property, even if compliance therewith necessitates structural changes or improvements or results in interference with the use or enjoyment of the Property.

“Lender” means any lender in connection with any loan secured by Lessor’s interest in the Property, and any servicer of any loan secured by Lessor’s interest in the Property.

“Lessee Entity” or “Lessee Entities” means individually or collectively, as the context may require, Lessee and all Affiliates thereof.

“Lessee’s Knowledge” means to the best of Limited Guarantor’s knowledge, with a reasonable duty of inquiry but without personal liability.

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“Lessee Reporting Entities” means individually or collectively, as the context may require, Lessee and Corporate Guarantor. If applicable, Lessor will accept financial statements from the parent entity of Lessee in lieu of financial statements from Lessee provided that such parent entity is a guarantor of this Lease.

“Lessee’s Information” has the meaning set forth in Section 17.05(b).

“Lessor Entity” or “Lessor Entities” means individually or collectively, as the context may require, Lessor and all Affiliates of Lessor.

“Lessor’s Total Investment” means the sum of (a) the gross purchase price paid for the Properties by Lessor (including, without limitation, any mortgage debt incurred or assumed in connection therewith), plus (b) any construction funds provided by Lessor (or its Affiliate) to Lessee in connection with improvement of Property, plus (c) the closing costs and expenses incurred by Lessor with respect to the purchase of the Properties.

“Limited Guarantor” means Greg Breunich.

“Limited Guaranty” means a limited unconditional guaranty of payment and performance in form and substance acceptable to Lessor and Limited Guarantor.

“Losses” means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, Costs, diminutions in value, fines, penalties, interest, charges, fees, judgments, awards, amounts paid in settlement and damages of whatever kind or nature, inclusive of bodily injury and property damage to third parties (including, without limitation, attorneys’ fees and other Costs of defense).

“Management Agreement” means that certain Hotel Management Agreement dated August 6, 2022 by and between Manager and Lessee, and any new management agreement with any replacement Manager subject to Lessor’s prior approval, not to be unreasonably withheld, conditioned or delayed, and any amendments to any of the foregoing.

“Manager” means Our Town Hospitality LLC d/b/a OTH Hotel Resorts, a Virginia limited liability company, or its successors and permitted assigns, or any other management company with Lessor’s prior approval, not to be unreasonably withheld, conditioned or delayed.

“Material Adverse Effect” means a material adverse effect on (a) the Property, including, without limitation, the operation of the Property as a Permitted Facility and/or the value of the Property; (b) the contemplated business, condition, worth or operations of any Lessee Entity; (c) Lessee’s ability to perform its obligations under this Lease; or (d) Lessor’s interests in the Property, this Lease or the other Transaction Documents.

“Monetary Obligations” means all Rental and all other sums payable or reimbursable by Lessee under this Lease to Lessor, to any third party on behalf of Lessor, or to any Indemnified Party.

“Mortgage” means, collectively, the mortgages, deeds of trust or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings executed by Lessor for the benefit of Lender with respect to the Property, as such instruments may be amended, modified, restated or supplemented from time to time and any and all replacements or substitutions.

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“Net Award” means (a) the entire award payable with respect to the Property by reason of a Condemnation whether pursuant to a judgment or by agreement or otherwise; or (b) the entire proceeds of any insurance required under Section 6.03 payable with respect to the Property, as the case may be (other than proceeds for business interruption which are paid to Lessee pursuant to Section 6.03) , and in either case, less any Costs incurred by Lessor in collecting such award or proceeds.

“OFAC Laws” means Executive Order 13224 issued by the President of the United States, and all regulations promulgated thereunder, including, without limitation, the Terrorism Sanctions Regulations (31 CFR Part 595), the Terrorism List Governments Sanctions Regulations (31 CFR Part 596), the Foreign Terrorist Organizations Sanctions Regulations (31 CFR Part 597), and the Cuban Assets Control Regulations (31 CFR Part 515), and all other present and future federal, state and local Laws, ordinances, regulations, policies, lists (including, without limitation, the Specially Designated Nationals and Blocked Persons List) and any other requirements of any Governmental Authority (including without limitation, the U.S. Department of the Treasury Office of Foreign Assets Control) addressing, relating to, or attempting to eliminate, terrorist acts and acts of war, each as supplemented, amended or modified from time to time after the Effective Date, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing, or under similar Laws, ordinances, regulations, policies or requirements of other states or localities.

“Other Agreements” means, collectively, all agreements and instruments now or hereafter entered into between, among or by (a) any of the Lessee Entities; and, or for the benefit of, (b) any of the Lessor Entities, including, without limitation, leases, promissory notes and guaranties, but excluding this Lease and all other Transaction Documents.

“PIP Completion” means completion of the property or performance improvement plan construction and remodel work required by Franchisor under the Franchise Agreement, as more particularly set forth in the Disbursement Agreement.

“Partial Condemnation” has the meaning set forth in Section 11.03.

“Permitted Amounts” shall mean, with respect to any given level of Hazardous Materials or Regulated Substances, that level or quantity of Hazardous Materials or Regulated Substances in any form or combination of forms which does not constitute a violation of any Environmental Laws and is customarily employed in, or associated with, similar businesses located in the state where the Property is located.

“Permitted Facility” means a Wyndham Hotel, or such other nationally recognized hotel brand as reasonably approved by Lessor, all related purposes such as ingress, egress and parking, and uses incidental thereto.

“Person” means any individual, partnership, corporation, limited liability company, trust, unincorporated organization, Governmental Authority or any other form of entity.

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“Personalty” means any and all “goods” (excluding “inventory,” and including, without limitation, all “equipment,” “fixtures,” appliances and furniture (as “goods,” “inventory,” “equipment” and “fixtures” are defined in the applicable Uniform Commercial Code then in effect in the applicable jurisdiction)) owned by Lessee and from time to time situated on or used in connection with the Property, whether now owned or held or hereafter arising or acquired, together with all replacements and substitutions therefore and all cash and non-cash proceeds arising from any sale of such Personalty or a Casualty with respect to such Personalty (including insurance proceeds paid in connection with a damage claim for such Personalty (but specifically excluding business interruption insurance) and any title and UCC insurance proceeds) and products thereof, and, in the case of tangible collateral, together with all additions, attachments, accessions, parts, equipment and repairs now or hereafter attached or affixed thereto or used in connection therewith.

“Preapproved Subleases” means, collectively, (i) Short-Term Sub-Lease Agreement with Holiday Village of Sandpiper, Inc., a Florida corporation (“Holiday Village”), (ii) that certain sublease, license or other similar operating agreement with ITA-USA Enterprise LLC (ITA), a Florida limited liability company, and any amendment thereto, and (iii) that certain golf course sublease and/or maintenance agreement with Eagle Golf Management, LLC, a Florida limited liability company and any amendments thereto.

“Price Index” means the Consumer Price Index which is designated for the applicable month of determination as the United States City Average for All Urban Consumers, All Items, Not Seasonally Adjusted, with a base period equaling 100 in 1982 - 1984, as published by the United States Department of Labor’s Bureau of Labor Statistics or any successor agency. In the event that the Price Index ceases to be published, its successor index measuring cost of living as published by the same Governmental Authority which published the Price Index shall be substituted and any necessary reasonable adjustments shall be made by Lessor and Lessee in order to carry out the intent of Section 4.02. In the event there is no successor index measuring cost of living, Lessor shall reasonably select an alternative price index measuring cost of living that will constitute a reasonable substitute for the Price Index.

“Property” means that parcel or parcels of real estate legally described on Exhibit B attached hereto, all rights, privileges, and appurtenances associated therewith, including but not limited to the Lessee’s right to use the Submerged Lands, and all buildings, fixtures and other improvements now or hereafter located on such real estate (whether or not affixed to such real estate).

“Purchase Agreement” means that certain Purchase and Sale Agreement by and between Lessee and Lessor dated on or about the Effective Date in connection with the sale of the Property to Lessor.

“Real Estate Taxes” has the meaning set forth in Section 6.04.

“Regulated Substances” means “petroleum” and “petroleum-based substances” or any similar terms described or defined in any of the Environmental Laws and any applicable federal, state, county or local Laws applicable to or regulating USTs.

“REIT” means a real estate investment trust as defined under Section 856 of the Code.

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“Release” means any presence, release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials or Regulated Substances into the environment.

“Remediation” means any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Materials, Regulated Substances or USTs, any actions to prevent, cure or mitigate any Release, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or any evaluation relating to any Hazardous Materials, Regulated Substances or USTs.

“Rental” means, collectively, the Base Annual Rental and the Additional Rental.

“Rental Adjustment” means an amount equal to the lesser of (a) two percent (2%) of the Base Annual Rental in effect immediately prior to the applicable Adjustment Date, or (b) 1.25 multiplied by the product of (i) the percentage change between the Price Index for the month which is two months prior to the Effective Date or the Price Index used for the immediately preceding Adjustment Date, as applicable, and the Price Index for the month which is two months prior to the applicable Adjustment Date; and (ii) the then current Base Annual Rental.

“Requisition” means any temporary requisition or confiscation of the use or occupancy of the Property by any Governmental Authority, civil or military, whether pursuant to an agreement with such Governmental Authority in settlement of or under threat of any such requisition or confiscation, or otherwise.

“Reserve” has the meaning in Section 6.04.

“Securities” has the meaning set forth in Section 17.10.

“Securities Act” means of the Securities Act of 1933, as amended.

“Securitization” has the meaning set forth in Section 17.10.

“Security Deposit” has the meaning set forth in Section 4.08.

“Submerged Lands Lease” means that certain Sovereignty Submerged Lands Lease Renewal and Modification Increase Square Footage BOT File No. 560000758 effective August 30, 2021 by and between Sandpiper Resort Properties, Inc., a Florida corporation (“Sandpiper”) and Holiday Village of Sandpiper, Inc., a Florida corporation (“Holiday Village”), collectively as lessee and the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida (“Improvement Trust Fund”), as lessor, and as assigned by Sandpiper and Holiday Village to Lessor pursuant to that certain Assignment and Assumption of Lease dated as of the Effective Date (collectively, “Original Lands Lease”), and any amendments to the Original Lands Lease or any replacement of the Original Lands Lease including a direct lease entered into between Lessor and the Improvement Trust Fund following the Effective Date.

“Successor Lessor” has the meaning set forth in Section 13.03.

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File No.: 7210/02-926.1

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“Taking” means (a) any taking or damaging of all or a portion of the Property (i) in or by condemnation or other eminent domain proceedings pursuant to any Law, general or special; (ii) by reason of any agreement with any condemnor in settlement of or under threat of any such condemnation or other eminent domain proceeding; or (iii) by any other means; or (b) any de facto condemnation. The Taking shall be considered to have taken place as of the later of the date actual physical possession is taken by the condemnor, or the date on which the right to compensation and damages accrues under the Law applicable to the Property.

“Temporary Taking” has the meaning set forth in Section 11.04.

“Threatened Release” means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air or any other environmental medium comprising or surrounding the Property which may result from such Release.

“Total Condemnation” has the meaning set forth in Section 11.02.

“Transaction” has the meaning set forth in Section 14.01.

“Transaction Documents” means this Lease and Disbursement Agreement.

“U.S. Publicly Traded Entity” means an entity whose securities are listed on a national securities exchange or quoted on an automated quotation system in the United States or a wholly-owned subsidiary of such an entity.

“USTs” means any one or combination of tanks and associated product piping systems used in connection with storage, dispensing and general use of Regulated Substances.

STORE /Altitude Academies
Lease Agreement
File No.: 7210/02-926.1

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EXHIBIT B

LEGAL DESCRIPTION AND

STREET ADDRESS OF THE PROPERTy

Street Address: 4500 SE Pine Valley Street, Port St. Lucie, Florida 34952

Legal Description:

STORE /Altitude Academies
Lease Agreement
File No.: 7210/02-926.1

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EXHIBIT C

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Lease Agreement
File No.: 7210/02-926.1

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EXHIBIT D

STATE-SPECIFIC PROVISIONS

1. Alterations and Improvements. The following provisions are added to the end of Section 7.02:

Prior to commencement by Lessee of any work on the Property, Lessee will record or file a notice of commencement (“Notice of Commencement”) in the land records of the county in which the Property is located identifying Lessee as the party for whom such work is being performed, stating such other matters as may be required by law and requiring the service of copies of all notices, liens or claims of lien upon Lessor. The Notice of Commencement shall clearly reflect that the interest of Lessee in the Property is that of a leasehold estate. A copy of the Notice of Commencement will be furnished to Lessor after filing of such Notice of Commencement.

The interest of Lessor in the Property shall not be subject in any way to any liens, including any lien rights under Chapter 713, Florida Statutes, for improvements to or other work performed to the Property by or on behalf of Lessee. Lessee shall have no power or authority to create any lien or permit any lien to attach to the present estate, reversion, or other interest of the Lessor in the Property. All mechanics, materialmen, contractors, laborers, artisans, suppliers, and other parties contracting with Lessee, its representatives or contractors with respect to the Property are hereby given notice that they must look solely to the Lessee to secure payment for any labor, services or materials furnished or to be furnished to Lessee, or to anyone holding any of the Property through or under Lessee during the term of this Lease. The foregoing provisions are made with express reference to Section 713.10, Florida Statutes (2005). Lessee shall notify every contractor making improvements to the Property that the interest of the Lessor in the Property shall not be subject to liens for improvements to or other work performed with respect to the Property by or on behalf of Lessee.

Lessee shall discharge any lien filed against the Property, or any part thereof, for work done or materials furnished at Lessee’s request with respect to the Property as provided above in Section 7.02. The failure of Lessee to do so shall be a material default hereunder, but shall be subject to applicable notice and curing periods provided for in Article XII of this Lease. If Lessee fails to keep this covenant, in addition to any other remedies available to Lessor under this Lease, Lessee agrees to pay Lessor the sum equal to the amount of the lien thus discharged by Lessor, plus all costs and expenses, including without limitation attorney’s and paralegal’s fees and court costs, incurred by Lessor in discharging such lien.

2. Remedies. The following is added to Section 12.02 as a new subsection 12.02(l): “Lessor may pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state in which the Property is located.”

STORE /Altitude Academies
Lease Agreement
File No.: 7210/02-926.1

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3. Waiver and Amendment. The following is added to the end of Section 17.13: “No statement on a payment check from Lessee or in a letter accompanying a payment check shall be binding on Lessor. Lessor may, with or without notice to Lessee, negotiate such check without being bound to the conditions of such statement.”

4. Radon. The following Section 17.20 is added to this Lease:

17.20. Radon. Pursuant to Florida Statute 404.056(8), Lessee is hereby notified as follows: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit.

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Lease Agreement
File No.: 7210/02-926.1

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SCHEDULE 7.03

OWNERSHIP

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Lease Agreement
File No.: 7210/02-926.1

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SCHEDULE 9.03

SUPPLEMENTAL FINANCIAL INFORMATION – Corporate

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Lease Agreement
File No.: 7210/02-926.1

9.03-1